Registration No. 33-31755

811-5880

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 22

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT No. 23

THE GUARDIAN SEPARATE ACCOUNT D

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square,

New York, New York 10004

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (212) 598-8359

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 29, 2010.

Securities Act of 1933
May 1, 2010	File No. 33-31755

THE GUARDIAN INVESTOR® INDIVIDUAL VARIABLE ANNUITY CONTRACT PROSPECTUS

THIS PROSPECTUS describes two types of Individual Deferred Variable Annuity Contracts, the Single Premium Payment Contract and the Flexible Premium Payment Contract. It contains important information that you should know before investing in the contracts. Please read this prospectus carefully, along with the accompanying fund prospectuses, and keep them for future reference.

The contracts are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account D (the Separate Account). The contracts are annuity contracts and are long-term investment vehicles designed for retirement purposes. It will also pay a death benefit if the owner or annuitant dies before annuity payments begin.

The Single Premium Payment Contract requires a minimum investment of $5,000, while the Flexible Premium Payment Contract requires a minimum initial premium payment of $500 ($1,000 in New York State). Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

•	RS Variable Products Trust
–	RS Large Cap Alpha VIP Series
–	RS S&P 500 Index VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Partners VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Money Market VIP Series
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Small Cap Growth Equity VIP Series
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)
–	Invesco V.I. Capital Appreciation Fund (formerly AIM V.I. Capital Appreciation Fund)
–	Invesco V.I. Core Equity Fund (formerly AIM V.I. Core Equity Fund)
–	Invesco V.I. Utilities Fund (formerly AIM V.I. Utilities Fund)
•	AllianceBernstein Variable Product Series Fund, Inc. (Class B)
–	AllianceBernstein VPS Global Thematic Growth Portfolio
–	AllianceBernstein VPS Growth and Income Portfolio
–	AllianceBernstein VPS Large Cap Growth Portfolio
–	AllianceBernstein VPS Value Portfolio
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class)
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Opportunities Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	Janus Aspen Series (Institutional Shares)
–	Janus Aspen Forty Portfolio
–	Janus Aspen Janus Portfolio
–	Janus Aspen Enterprise Portfolio
–	Janus Aspen Worldwide Portfolio
•	MFS® Variable Insurance Trust (Initial Class)
–	MFS Growth Series
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Research Bond Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contracts and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 59 of this prospectus.

The Statement of Additional Information, which is also dated May 1, 2010, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contracts are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contracts are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such an offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC. This prospectus is not valid without the prospectuses for the Funds.

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT AND HOW DOES IT WORK?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you or someone else you have named will start receiving regular payments based on the accumulation value of your contract. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

THE ACCUMULATION PERIOD

During the accumulation period, these contracts allow you to allocate your net premium payments and accumulation value to as many as twenty variable investment options, or nineteen variable investment options and a fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contracts during the accumulation period, or the total amount of annuity payments made under the contracts, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contracts guarantee that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 41 investment divisions, corresponding to 41 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under these contracts must begin no later than the annuitant’s 85th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1 /2, you may also incur a 10% federal tax penalty on your earnings.

You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a 10-year guaranteed period

•	Joint and survivor annuity

•	Annuity payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. They’re described in more detail in the section titled The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent transfers among the variable investment options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. The contracts also give you the option of purchasing a rider that may provide a greater death benefit. Please see Other contract features: Death benefits.

SUMMARY	PROSPECTUS	1

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. During the annuity period, under payout option V-4, F-4 or F-5, all or a portion of the present value of the remaining payments may be withdrawn. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds ranged from 0.36% to 4.01% in 2009, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.15% annually of the net asset value of your variable investment options.

•	Administrative expenses

$35 annually will be deducted from the accumulation value of your contract.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 1% to 6% against any amount that you withdraw that has been in your contract for less than eight years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is up to 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose payout options V-4, F-4 or F-5 and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax-deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contract, see Distribution of the contract.

Please see Appendix A: Summary financial information about the Separate Account for more information about Separate Account D and accumulation unit values.

Please see Special terms used in this prospectus for definitions of key terms.

2	PROSPECTUS	SUMMARY

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	6%[1]
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on state requirements.

1 For Single Premium Payment Contracts, the following contingent deferred sales charges will be assessed upon amounts withdrawn during the first seven contract years:

Number of contract years completed from date of the premium payment	Contingent deferred sales charge percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%

After the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the accumulation value on the date of the first withdrawal in the current contract year, or (ii) 10% of the amount of the single premium payment. Per contracts issued in Section 1035 exchanges or in certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. The amount used to calculate this charge will not exceed the single premium payment and the charge will not exceed 6% of the amount being withdrawn, as outlined in the table above.

For Flexible Premium Payment Contracts, the contingent deferred sales charges will be the lesser of:

•	6% of the total payments made during the 84 months immediately preceding the date of withdrawal, or
•	6% of the total amount being withdrawn.

After the first contract year, you may withdraw in each contract year, without a deferred sales charge, the greater of (i) 10% of the accumulation value on the date of the first withdrawal in the current contract year, or (ii) 10% of the total premiums paid under the contract in the 84 months immediately preceding the date of your withdrawal. For contracts issued in Section 1035 exchanges on certain IRA transfers or rollovers, this privilege may also be exercised in the first contract year. This charge will not exceed 6% of the total premiums paid in the 84 months preceding the date of your withdrawal.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

EXPENSE TABLES	PROSPECTUS	3

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

	For Contract without enhanced death benefit	For Contract with 7 Year enhanced death benefit	For Contract with contract anniversary enhanced death benefit
Mortality & Expense Risk Charge	1.15%	1.15%	1.15%
Account Fees and Expenses	0%	0%	0%
Enhanced Death Benefit Charge	0%	.30%	.25%

Total Separate Account Annual Expenses	1.15%	1.45%	1.40%

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution [and/or service] (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.36%	4.01%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds.

**	“Total Annual Underlying Mutual Fund Operating Expenses” are for the fiscal year ending December 31, 2009. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

4	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,142	(a) $2,327	(a) $3,488	(a) $5,809
(b) $ 765	(b) $1,228	(b) $1,712	(b) $2,506

Chart 2. Chart 2 assumes you select the Flexible Premium Payment Contract with the 7 Year Enhanced Death Benefit Rider, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $608	(a) $1,806	(a) $2,980	(a) $5,809
(b) $225	(b) $ 691	(b) $1,179	(b) $2,506

Chart 3. Chart 3 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,112	(a) $2,156	(a) $3,101	(a) $5,583
(b) $ 734	(b) $1,042	(b) $1,284	(b) $2,175

Chart 4. Chart 4 assumes you select the Single Premium Payment Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $577	(a) $1,718	(a) $2,843	(a) $5,583
(b) $194	(b) $ 595	(b) $1,018	(b) $2,175

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $9.5 billion as of December 31, 2009. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the state of New York in 1860. As of December 31, 2009, Guardian Life had total assets (GAAP basis) in excess of $47.7 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

6	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

There are two types of contracts. With a Flexible Premium Payment Contract, you make regular payments throughout the accumulation period. With a Single Premium Payment Contract, you make a single payment when you buy the contract. Both types of contracts allow you to direct where your net premium payments are invested.

THE APPLICATION FORM

If you would like to buy a contract, you must complete and sign the application form. You or your agent then must send it, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your application is based on administrative rules such as whether you have completed the form completely and accurately. We have the right to reject any application or initial premium payment for any reason.

If we accept your application as received, we will credit your net premium payment to your new contract within two business days. If your application is not complete within five business days of our receiving it, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $5,000 for Single Premium Payment Contracts, and $500 for Flexible Premium Payment Contracts ($1,000 in New York State). Thereafter, the minimum additional flexible payment is $100. However, if you purchase a Flexible Premium Payment Contract through an employer payroll deduction plan, we will accept purchase payments below $100. The total amount paid in flexible premium payments in any contract year after the first may not exceed, without our written consent, the lesser of 10 times the total amount you paid in premium payments in the first contract year, or $100,000.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a tax-free exchange under section 1035 of the Internal Revenue Code. Before making an exchange you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge a tax, including a possible penalty tax, on your old contract and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	7

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day in good order.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, premium taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use your net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the Funds you invest in. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

You can change your investment option selections by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than twenty variable investment options, or nineteen variable investment options and the fixed-rate option at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account to make monthly purchase payments. We will debit your checking account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account D, to receive and invest your premium payments in the variable investment options. The Separate Account has 41 investment divisions, corresponding to the 41 Funds available to you. The performance of each division is based on the Fund in which it invests. Each investment

8	PROSPECTUS	ACCUMULATION PERIOD

division is divided into two subdivisions, one for tax qualified retirement plans and the other for non-tax qualified retirement plans.

The Separate Account was established by GIAC in August 1989. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act

•	operating the Separate Account as a management investment company, or in another permissible form

•	combining two or more Separate Accounts or investment divisions

•	transferring assets to another Separate Account

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers)

•	adding to or suspending your ability to take allocations or transfers into any variable investment option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of twenty of the 41 variable investment options, or 19 variable investment options and the fixed-rate

ACCUMULATION PERIOD	PROSPECTUS	9

option, at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Some Funds have similar investment objectives and policies to other Funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as those publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other Fund.

All of the Funds are available for investment through other variable annuity contracts funded by the Separate Account. Some of these Funds are also available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include Value Line, Inc., MFS Investment Management, RS Investment Management, Invesco Advisors, Inc., Janus Capital Management LLC, Fidelity Management & Research Company, Davis Selected Advisers, LP, Gabelli Funds, LLC Alliance Capital Management LP, Van Kampen Asset Management Inc., and Templeton Global Advisors Limited. The compensation ranges from .10% to ..25% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco, AllianceBernstein, Fidelity, Franklin Templeton, RS Investments, MFS, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .10% to .40%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, the funds. We may profit from these payments.

10	PROSPECTUS	ACCUMULATION PERIOD

Before investing, please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

Variable investment options
Fund	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000 Index.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies
RS High Yield Bond VIP Series	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Partners VIP Series	Long-term growth.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing

ACCUMULATION PERIOD	PROSPECTUS	11

Variable investment options
Fund	Investment objectives	Typical investments
RS Small Cap Growth Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.
RS Global Natural Resources VIP Series	Long-term capital appreciation	At least 80% of its net assets in securities of natural resources companies that the investment team believes possess improving returns on investment capital.
RS Value VIP Series	Long-term capital appreciation	Equity securities of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index that the investment team believes possess improving returns on investment capital.
Invesco V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital	Common stocks
Invesco V.I. Core Equity Fund (Series I)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.
Invesco V.I. Utilities Fund (Series I)	Long-term growth of capital and secondarily, current income	Equity securities of issuers engaged primarily in utilities-related industries
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued.
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector
Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options
Fund	Investment objectives	Typical investments
Fidelity VIP Contrafund® Portfolio (Service Class)	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.
Fidelity VIP Equity-Income Portfolio (Service Class)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Normally invests at least 80% of assets in equity securities. Normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Invests in domestic and foreign issuers.
Fidelity VIP Growth Opportunities Portfolio (Service Class)	Capital growth	Normally invests primarily in common stocks. Invests in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Invests in domestic and foreign issuers.
Fidelity VIP Mid Cap Portfolio (Service Class)	Long-term growth of capital	Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s® MidCap 400 Index (S&P® MidCap 400)). Potentially invests in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. Invests in either “growth” stocks or “value” stocks or both.
Templeton Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth	The fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options
Fund	Investment objectives	Typical investments
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller, emerging growth companies.
Janus Aspen Janus Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies.
Janus Aspen Enterprise Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.
Janus Aspen Worldwide Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.
MFS Growth Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
MFS Investors Trust Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.

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Variable investment options
Fund	Investment objectives	Typical investments
MFS New Discovery Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size
MFS Research Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.
MFS Total Return Series (Initial Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.
Van Kampen Life Investment Trust Government Portfolio (Class II Shares)	High current return consistent with preservation of capital	Debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II Shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities)
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments

Some of these Funds may not be available in your state.

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Investment advisers

Fund	Investment advisor and principal business address
RS Large Cap Alpha VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

ACCUMULATION PERIOD	PROSPECTUS	15

Fund	Investment advisor and principal business address
RS S&P 500 Index VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS High Yield Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004

16	PROSPECTUS	ACCUMULATION PERIOD

Fund	Investment advisor and principal business address
RS International Growth VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Small Cap Growth Equity VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Global Natural Resources VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
Invesco V.I. Capital Appreciation Fund (Series I)	Invesco Advisers, Inc. 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
Invesco V.I. Core Equity Fund (Series I)	Invesco Advisers, Inc. 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
Invesco V.I. Utilities Fund (Series I)	Invesco Advisers, Inc. 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth and Income Portfolio (Class B)	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105

ACCUMULATION PERIOD	PROSPECTUS	17

Fund	Investment advisor and principal business address
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio (Class B)	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
Davis Financial Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756

Davis Selected Advisers – NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Davis Real Estate Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756

Davis Selected Advisers – NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Davis Value Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756

Davis Selected Advisers – NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Fidelity VIP Contrafund® Portfolio (Service Class)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Equity-Income Portfolio (Service Class)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Growth Opportunities Portfolio (Service Class)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Mid Cap Portfolio (Service Class)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Templeton Growth Securities Fund (Class 2 Shares)	Templeton Global Advisers Limited (Adviser) Lyford Cay Nassau, Bahamas

Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard, #38-03 Suntec Tower One Singapore 038987

18	PROSPECTUS	ACCUMULATION PERIOD

Fund	Investment advisor and principal business address
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
Janus Aspen Forty Portfolio (Institutional Shares)	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Janus Portfolio (Institutional Shares)	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Enterprise Portfolio (Institutional Shares)	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Worldwide Portfolio (Institutional Shares)	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
MFS Growth Series (Initial Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Investors Trust Series (Initial Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS New Discovery Series (Initial Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Research Series (Initial Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Total Return Series (Initial Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
Van Kampen Life Investment Trust Government Portfolio (Class II Shares)	Van Kampen Asset Management 522 Fifth Avenue New York, New York 10036
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II Shares)	Van Kampen Asset Management 522 Fifth Avenue New York, New York 10036
Value Line Centurion Fund	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017
Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017

ACCUMULATION PERIOD	PROSPECTUS	19

Selection of Funds

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

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FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3.5%. You can allocate all of your net premium payments to this option, or you may choose it as one of your twenty investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than 3.5%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date.

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract

Fixed-rate option

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3.5%.

When you buy a contract, please note:

•	You can choose up to 20 investment options at any one time.

•	If you select the fixed-rate option, you are limited to an additional 19 variable options.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options. However, there may be premium tax charges.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the divisions by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee and to limit the number of transactions.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	21

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer or changes to future allocations instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC (GIS), nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephone or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephone or electronic transfers. We may record telephone conversations regarding transfers without disclosure to the caller. See Telephone and Electronic Services.

anniversary date is more than 3% below the interest rate for the previous year, or falls below the minimum bailout rate outlined in your contract, you can withdraw all or part of the money you have invested in the fixed-rate option for one year or more from the contract without incurring a deferred sales charge.

TRANSFERS

You generally can transfer money among variable investment options or change your future allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. Amounts that have been on deposit in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date or

–	$2,500.

Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit value. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between

22	PROSPECTUS	ACCUMULATION PERIOD

a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

ACCUMULATION PERIOD	PROSPECTUS	23

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly,

24	PROSPECTUS	ACCUMULATION PERIOD

you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See The annuity period.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges and deferred sales charges from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. If you have less than $1,000 left in your contract after a partial withdrawal, we will cancel the contract and pay you the balance of the proceeds. This is called an

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

ACCUMULATION PERIOD	PROSPECTUS	25

Payments

For all transactions, we can delay payment if the contract is being contested. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned, unless the contract owner is not the annuitant or the annuitant’s employer. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract. If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

involuntary surrender and it may be subject to any applicable contract charges, deferred sales charge and annuity taxes. Please see Financial information: Federal tax matters.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

After the first contract year, you are allowed to make an annual withdrawal of the following amounts from the contract without paying a deferred sales charge:

For Single Premium Payment Contracts

•	10% of your contract’s accumulation value, or if greater,

•	10% of the amount of your single premium payment.

For Flexible Premium Payment Contracts

•	10% of your contract’s accumulation value, or if greater,

•	10% of the total premiums paid during the 84 months immediately preceding the date of your withdrawal.

These withdrawal privileges can be exercised in the first contract year of the following contracts:

•	Section 1035 exchanges

•	IRA transfers

•	rollovers from annuity contracts.

You may request a schedule of systematic partial withdrawals of a certain dollar amount. Under such a program, you may select to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following

26	PROSPECTUS	ACCUMULATION PERIOD

business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes.

Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

MANAGING YOUR ANNUITY – DOLLAR COST AVERAGING

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity, such as dollar cost averaging.

There is no fee for dollar cost averaging, but we have the right to introduce one. We also have the right to modify or discontinue this program. We’ll give you written notice if we do so. Transfers under this program do not count against any free transfer permitted under the contract. You may terminate the program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate options. See Transfers for limitations on such transfers.

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of the RS Money Market VIP Series investment division. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only twenty options at one time (this includes the required RS Money Market VIP Series option).

ACCUMULATION PERIOD	PROSPECTUS	27

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12 month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. Eastern time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. Eastern time or if it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. Eastern time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. Eastern time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be

28	PROSPECTUS	ACCUMULATION PERIOD

responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us

ACCUMULATION PERIOD	PROSPECTUS	29

are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 85th birthday, unless we have agreed. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

Your annuity payments will be fixed, variable or a combination of both, depending on whether you have chosen a fixed-rate or a variable rate payment option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant

•	the annuity payout option you choose, and

•	the investment returns of the variable investment options you choose, if you choose a variable payment option.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, except as follows:

•	Proceeds of less than $2,000 will be delivered in a single payment.

•	We may change the schedule of installment payments to avoid payments of less than $20.

The assumed investment return is a critical assumption for calculating variable annuity payments. The first variable payment will be based on

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Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with 10-Year Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

the assumed investment return of 4%. Subsequent payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each subsequent variable payment:

•	if the actual net annual return on investment equals 4% – the amount of your variable annuity payments will not change.

•	if the actual net annual return on investment is greater than 4% – the amount of your variable annuity payments will increase.

•	if the actual net annual return on investment is less than 4% – the amount of your variable annuity payments will decrease.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contractowner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contractowner and/or annuitant.

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contractowner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

Variable Annuity Payout Options

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

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Option V-1 – Life Annuity without Guaranteed Period

We make a payment once a month during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable monthly payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

Option V-2 – Life Annuity with 10-Year Guaranteed Period

We make a payment once a month during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

Option V-3 – Joint and Survivor Annuity

We make a payment once a month during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

Option V-4 – Variable Annuity Payments to Age 100

We make a payment once a month for a whole number of years. The number of years will equal 100 minus the annuitant’s nearest age when annuity payments begin. If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease.

The following conditions apply to partial withdrawals:

•	The payee may not withdraw less than $500,

•	One partial withdrawal is permitted each quarter without charge and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

ANNUITY PERIOD	PROSPECTUS	33

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20.

If your partial withdrawal request does not meet the third condition, we will contact you within five business days for instructions. If we cannot reach you, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

Surrender or partial withdrawal during the annuity period will not trigger a new deferred sales charge; however, if we waived the deferred sales charge when the contract proceeds were applied to the payout option, the present value will be reduced by a portion of the charge that was waived. The reduction in the present value will be the amount obtained by multiplying (a) by the result of (b) divided by (c) where:

(a)	is the deferred sales charge that was waived;

(b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would be zero; and

(c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would be zero.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

•

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at that time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

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Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

Option F-1 – Life Annuity without Guaranteed Period

We make a fixed payment once a month during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed monthly payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

Option F-2 – Life Annuity with 10-Year Guaranteed Period

We make a fixed payment once a month during the annuitant’s lifetime, but if the annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the beneficiary. The beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

Option F-3 – Joint and Survivor Annuity

We make a fixed payment once a month during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

Option F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s nearest age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

ANNUITY PERIOD	PROSPECTUS	35

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Option F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is

36	PROSPECTUS	ANNUITY PERIOD

ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

Option F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

ANNUITY PERIOD	PROSPECTUS	37

OTHER CONTRACT FEATURES

DEATH BENEFITS

If you, or the annuitant you have named, dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider which may provide a higher death benefit.

The regular death benefit is the greatest of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death minus any applicable annuity taxes;

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes; or

•

the accumulation value of your contract as of the first contract anniversary date following the date the Department of Insurance in your state approves this contract feature, plus any premiums paid on or after this anniversary, less any withdrawals and contingent deferred sales charges made after this anniversary and annuity taxes.

For annuitants aged 75 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

We normally pay the death benefit within seven days of receiving in good order proof of death. However, we have the right to defer the payment of other contract benefits under certain circumstances. These are described under Surrenders and partial withdrawals.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefits to the beneficiary. If the beneficiary has also died, we will pay the benefits to the contingent beneficiary. If a contingent beneficiary has not been named, then we will pay the benefits to you, the contract owner. However, if you are no longer living, we will pay the benefits to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new contract owner.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

38	PROSPECTUS	OTHER CONTRACT FEATURES

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new contract owner. You may only name your spouse as a joint contract owner. If you have not named your spouse as joint contract owner, then your beneficiary will become the new contract owner. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Special requirements

If the contract owner dies, the following rules apply.

If the beneficiary is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner.

If the owner of the contract is not an individual, then the primary annuitant will be treated as the contract owner. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

OTHER CONTRACT FEATURES	PROSPECTUS	39

•	your contract has two joint owners, and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

Enhanced death benefit riders are available at certain times through special programs for contracts that have annuitants who are under age 75 at the time the rider is issued. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater.

40	PROSPECTUS	OTHER CONTRACT FEATURES

Two riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

These riders are available only in states where they have been approved.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	The accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date

–	minus any partial withdrawals after the reset date

–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

The first reset date is the issue date of the rider. After this, each reset date will be each seventh rider anniversary date after that (i.e., the 7th, 14th, 21st and 28th rider anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that rider anniversary

–	minus any partial withdrawals after that rider anniversary

–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

We will terminate either enhanced death benefit rider on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once the rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death benefits. We reserve the right to offer or discontinue offering either enhanced death benefit rider at any time, without prior notice.

OTHER CONTRACT FEATURES	PROSPECTUS	41

FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

We determine the value of a fixed accumulation unit by adding together its value at the end of the preceding valuation period and any interest credited to the unit since the end of that period.

We determine the value of a variable accumulation unit by multiplying its value at the end of the preceding valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, and the enhanced death benefit rider where applicable) and subtract them from the above total.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general

42	PROSPECTUS	FINANCIAL INFORMATION

operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

You will pay a daily charge based on an annual rate of 1.15% of the net assets of your variable investment options to cover our mortality and expense risks. (Approximately 0.70% covers mortality risks, while the remaining 0.45% covers expense risks.) Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose including paying distribution expenses for the contracts.

Administrative expenses

We deduct a yearly fee of $35 on each anniversary date of your contract during the accumulation period. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year.

In addition, the following charges may apply:

Contingent deferred sales charge

For single premium payment contracts, if you make a partial withdrawal from your account or surrender your contract, you will pay a deferred sales charge on any premium payment amount withdrawn during the first seven contract years measured from the date of issue. This charge compensates us for expenses related to the sale of contracts. These include commissions to registered representatives, as well as promotional expenses.

When we calculate the deferred sales charge, all amounts taken out are assumed to come from the oldest premium. We do this to minimize the amount you owe. The amount of the charge and the time period used to calculate it depend on the type of contract you have. The deferred sales charge associated with single premium payment contracts are listed in the table to the right.

The deferred sales charge associated with flexible premium payment contracts is calculated as the lesser of:

•	6% of the premium payments you have made within seven contract years (84 months) before the date of your request for the withdrawal or surrender; or

•	6% of the amount withdrawn or surrendered.

Deferred sales

charge

Number of contract years completed from date of the premium payment	Contingent deferred sales charge percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%

FINANCIAL INFORMATION	PROSPECTUS	43

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

•

We don’t impose deferred sales charges on contracts bought by contract owners of qualified contracts who are required by the terms of their qualified retirement plan document to withdraw part of the accumulation value of their contract and provide it to the plan administrator for calculation and funding, if applicable, of post-retirement health care benefits. That portion of their contract accumulation value that is withdrawn to fund post-retirement health care benefits, as determined by the plan administrator, will not be subject to a contingent deferred sales charge.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit riders and it is in effect, you will pay a daily charge based on an annual rate of up to 0.30% of the net assets of your variable investment options depending on the option chosen.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments. We may deduct the annuity tax either from your premium payment when made, or from the annuity payments on the date annuity payments begin.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we deduct the amount from your premium payment at the time it is made. We reserve the right to pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Partial withdrawal charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contracts. It is not intended to be complete or to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information about your circumstances, any recent tax developments, and the impact of state tax laws. This summary is based on our understanding of the present Federal income tax laws.

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We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes, and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contact’s accumulation value and, in the case of a qualified contract (described below) any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts Non-natural person

If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule, and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date

When a withdrawal from a non-qualified contract occurs, the amount

Employer-

sponsored or independent?

If you invest in a variable annuity as part of a pension plan, individual retirement plan, or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

FINANCIAL INFORMATION	PROSPECTUS	45

received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date

After the Annuity Commencement Date, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at that time (on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Option V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4, F-4 or F-5.

Penalty tax on certain withdrawals

In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2,

•	made from an immediate annuity contract,

•	made on or after the death of an owner,

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1 /2 or within five years (whichever is

46	PROSPECTUS	FINANCIAL INFORMATION

later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with on immediate annuity contract.

Annuity payments

Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits

Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges

Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges

It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In

FINANCIAL INFORMATION	PROSPECTUS	47

particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts

All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs)

As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash or as a rollover or transfer from another Roth IRA

48	PROSPECTUS	FINANCIAL INFORMATION

or IRA. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans

Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request.

FINANCIAL INFORMATION	PROSPECTUS	49

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances, and certain exemptions may not be applicable to all types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5.

Other tax issues

You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

50	PROSPECTUS	FINANCIAL INFORMATION

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions, or distributions in a specified annuity form.

The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Gender-neutral and gender-distinct tables

As a result of a 1983 U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

FINANCIAL INFORMATION	PROSPECTUS	51

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010.

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any Federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

52	PROSPECTUS	FINANCIAL INFORMATION

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions can not be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contracts.

We have the right to modify the contracts in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

FINANCIAL INFORMATION	PROSPECTUS	53

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contracts and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contracts’ fixed-rate option and to pay death benefits and living benefits provided under the contracts, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

54	PROSPECTUS	FINANCIAL INFORMATION

YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contractowners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights until the date annuity payments begin. After that date, rights switch to the annuitant. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-221-3253 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	55

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contractowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

Upon cancellation and as required by state law or regulation, we’ll refund to you either:

•	the total amount you paid for the contract; or

•

the sum of the surrender value of the contract, plus the difference between the premiums you paid (including any contract fees or other charges) and the amounts allocated to the variable and fixed-rate investment options under the contract.

DISTRIBUTION OF THE CONTRACT

The variable annuity contracts are sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms which have entered into sales agreements with GIS and GIAC. GIS and such other broker-dealers (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC) are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of each contract premium payment up to a maximum of 7%. The other compensation programs provide a lower initial

56	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

commission on each premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is 1%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of contracts, but those expenses are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contracts is GIS, located at 7 Hanover Square, New York, New York 10004.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	57

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period:

The period between the issue date of the contract and the retirement date.

Accumulation unit:

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin. The contract has variable accumulation units and fixed accumulation units.

Accumulation value:

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant:

The person on whose life the annuity payments are based and on whose death, prior to the retirement date, benefits under the contract are paid.

Retirement date:

The date on which annuity payments under the contract begin.

Annuity payments:

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly intervals after the retirement date.

Annuity unit:

A measure used to determine the amount of any variable annuity payment.

Business day:

Each day the New York Stock Exchange is open for trading and GIAC is open for business.

Contract anniversary date:

The annual anniversary measured from the issue date of the contract.

Contract owner:

You (or your); the person(s) or entity designated as the owner in the contract.

Funds:

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order:

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. For telephone transfer instructions, good order also means that the telephone call must be received on a business day and completed no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, on that day in order to receive that day’s unit values.

Valuation period:

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options:

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and accumulation values.

58	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contracts described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Calculation of Yield Quotations for the RS Money Market VIP Series

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial Statements

OTHER INFORMATION	PROSPECTUS	59

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account D, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the year ending December 31, 2009. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account D which are included in the Statement of Additional Information.

The Separate Account commenced operations on January 16, 1990. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular accumulation unit value, then that funding option was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

There are no outstanding accumulation units for contracts including the contract anniversary death benefit rider. Therefore, no information is presented in the table for this contract type.

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	2009	$40.57	$11.29
	2008	32.81	9.16
	2007	47.16	13.20
	2006	41.42	11.63
	2005	35.73	10.06
	2004	34.66	9.79
	2003	33.08	9.37
	2002	27.55	7.83
	2001	35.23	10.04
	2000	45.37	12.97
RS S&P 500 Index VIP Series	2009	8.44	8.20
	2008	6.77	6.59
	2007	10.89	10.65
	2006	10.47	10.27
	2005	9.18	9.02
	2004	8.88	8.76
	2003	8.12	8.04
	2002	6.41	6.36
	2001	8.36	8.32
	2000	9.60	9.58
RS Asset Allocation VIP Series	2009	—	—
	2008	7.63	7.44
	2007	12.31	12.03
	2006	11.83	11.60
	2005	10.56	10.38
	2004	10.24	10.10
	2003	9.39	9.29
	2002	7.44	7.38
	2001	9.39	9.35
	2000	10.44	10.42
RS High Yield Bond VIP Series	2009	14.61	14.19
	2008	10.70	10.43
	2007	13.67	13.36
	2006	13.67	13.40
	2005	12.67	12.46
	2004	12.40	12.23
	2003	11.49	11.37
	2002	9.85	9.78
	2001	9.84	9.79
	2000	9.61	—

60	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Low Duration Bond VIP Series	2009	$11.57	$11.38
	2008	11.00	10.85
	2007	10.75	10.63
	2006	10.31	10.23
	2005	10.02	9.97
	2004	10.01	9.99
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Large Cap Value VIP Series	2009	—	—
	2008	8.33	8.22
	2007	14.11	13.95
	2006	14.22	14.11
	2005	12.16	12.10
	2004	11.22	11.20
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Partners VIP Series	2009	11.16	10.97
	2008	8.08	7.97
	2007	12.39	12.25
	2006	12.79	12.69
	2005	11.83	11.77
	2004	11.48	11.46
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	2009	17.09	14.78
	2008	12.61	10.93
	2007	19.68	17.12
	2006	18.93	16.52
	2005	16.35	14.31
	2004	16.51	14.49
	2003	14.50	12.77
	2002	10.23	9.03
	2001	12.25	10.85
	2000	13.44	11.94
RS International Growth VIP Series	2009	26.84	15.43
	2008	19.54	11.26
	2007	34.85	20.15
	2006	30.65	17.78
	2005	25.12	14.61
	2004	21.91	12.78
	2003	18.99	11.11
	2002	14.77	8.67
	2001	18.16	10.69
	2000	23.08	13.63
RS Emerging Markets VIP Series	2009	38.08	37.35
	2008	19.62	19.30
	2007	45.77	45.17
	2006	31.85	31.52
	2005	23.66	23.49
	2004	17.03	16.96
	2003	13.95	13.93
	2002	9.17	9.18
	2001	9.90	9.95
	2000	9.42	9.50

APPENDIX A	PROSPECTUS	61

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Investment Quality Bond VIP Series	2009	$29.05	$16.47
	2008	26.43	15.03
	2007	26.61	15.18
	2006	25.34	14.50
	2005	24.61	14.12
	2004	24.32	14.00
	2003	23.61	13.64
	2002	22.81	13.21
	2001	21.08	12.24
	2000	19.59	11.41
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)	2009	—	—
	2008	4.77	—
	2007	9.81	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Global Natural Resources VIP Series	2009	8.74	8.68
	2008	5.87	5.85
	2007	10.70	10.68
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Value VIP Series	2009	7.33	7.28
	2008	5.56	—
	2007	9.44	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Equity Dividend VIP Series	2009	—	—
	2008	5.48	5.45
	2007	9.36	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Technology VIP Series	2009	—	—
	2008	4.98	4.96
	2007	10.34	10.33
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Money Market VIP Series	2009	16.50	12.04
	2008	16.69	12.21
	2007	16.54	12.14
	2006	15.98	11.76
	2005	15.47	11.42
	2004	15.24	11.28
	2003	15.28	11.35
	2002	15.36	11.44
	2001	15.35	11.47
	2000	14.99	11.23

62	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Gabelli Capital Asset Fund	2009	$30.64	$18.91
	2008	23.01	14.24
	2007	39.08	24.26
	2006	36.22	22.56
	2005	30.05	18.77
	2004	29.80	18.67
	2003	26.09	16.39
	2002	19.48	12.28
	2001	23.00	14.54
	2000	22.69	14.39
Value Line Centurion Fund	2009	27.80	8.12
	2008	25.32	7.42
	2007	50.49	14.84
	2006	42.31	12.47
	2005	41.22	12.18
	2004	38.21	11.33
	2003	34.66	10.31
	2002	29.35	8.75
	2001	38.52	11.53
	2000	46.59	13.98
Value Line Strategic Asset Management Trust	2009	45.73	15.92
	2008	38.18	13.34
	2007	54.70	19.16
	2006	48.00	16.87
	2005	45.45	16.02
	2004	42.15	14.90
	2003	38.01	13.48
	2002	33.00	11.73
	2001	38.16	13.61
	2000	44.33	15.86
AIM V.I. Capital Appreciation Fund Series I	2009	6.21	6.03
	2008	5.19	5.05
	2007	9.13	8.92
	2006	8.24	8.08
	2005	7.84	7.71
	2004	7.29	7.19
	2003	6.92	6.84
	2002	5.40	5.36
	2001	7.23	7.19
	2000	9.53	9.51
AIM V.I. Utilities Fund Series 1	2009	10.14	9.85
	2008	8.93	8.70
	2007	13.35	13.05
	2006	11.19	10.97
	2005	9.03	8.88
	2004	7.82	7.71
	2003	6.35	6.28
	2002	5.40	5.35
	2001	7.33	7.30
	2000	10.29	10.27
AIM V.I. Core Equity Fund Series I	2009	7.94	7.72
	2008	6.26	6.10
	2007	9.07	8.87
	2006	8.49	8.32
	2005	7.45	7.33
	2004	7.13	7.04
	2003	6.82	6.75
	2002	5.52	5.48
	2001	8.00	7.97
	2000	9.26	9.24

APPENDIX A	PROSPECTUS	63

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
AllianceBernstein VPS Growth & Income Portfolio Class B	2009	$9.92	$9.70
	2008	8.34	8.18
	2007	14.23	13.99
	2006	13.73	13.54
	2005	11.87	11.74
	2004	11.48	11.39
	2003	10.44	10.39
	2002	7.99	7.98
	2001	—	—
	2000	—	—
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2009	10.44	10.20
	2008	7.70	7.55
	2007	12.95	12.73
	2006	11.53	11.37
	2005	11.74	11.61
	2004	10.34	10.26
	2003	9.65	9.61
	2002	7.92	—
	2001	—	—
	2000	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	2009	10.27	10.03
	2008	6.78	6.65
	2007	13.06	12.84
	2006	11.02	10.87
	2005	10.29	10.18
	2004	10.04	9.96
	2003	9.67	9.62
	2002	6.80	—
	2001	—	—
	2000	—	—
AllianceBernstein VPS Value Portfolio Class B	2009	9.97	9.75
	2008	8.34	8.17
	2007	14.30	14.06
	2006	15.09	14.88
	2005	12.62	12.48
	2004	12.10	12.00
	2003	10.80	10.74
	2002	8.50	8.49
	2001	—	—
	2000	—	—
Davis Financial Portfolio	2009	11.00	10.68
	2008	7.88	7.68
	2007	14.86	14.52
	2006	16.00	15.69
	2005	13.66	13.43
	2004	12.75	12.57
	2003	11.69	11.57
	2002	8.95	8.88
	2001	10.89	10.84
	2000	12.29	12.27
Davis Real Estate Portfolio	2009	18.76	18.22
	2008	14.41	14.04
	2007	27.45	26.83
	2006	32.86	32.22
	2005	24.74	24.33
	2004	22.12	21.82
	2003	16.78	16.60
	2002	12.41	12.32
	2001	11.86	11.80
	2000	11.37	11.35

64	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Davis Value Portfolio	2009	$10.50	$10.20
	2008	8.10	7.89
	2007	13.73	13.42
	2006	13.28	13.02
	2005	11.68	11.49
	2004	10.80	10.65
	2003	9.72	9.62
	2002	7.58	7.52
	2001	9.16	9.11
	2000	10.34	10.32
Fidelity VIP Contrafund Portfolio Service Class	2009	12.68	12.32
	2008	9.45	9.21
	2007	16.67	16.29
	2006	14.35	14.07
	2005	13.01	12.79
	2004	11.26	11.11
	2003	9.88	9.77
	2002	7.78	7.72
	2001	8.69	8.65
	2000	10.04	10.02
Fidelity VIP Equity-Income Portfolio Service Class	2009	10.77	10.46
	2008	8.38	8.16
	2007	14.79	14.46
	2006	14.75	14.46
	2005	12.43	12.22
	2004	11.89	11.73
	2003	10.80	10.68
	2002	8.39	8.32
	2001	10.22	10.18
	2000	10.90	10.88
Fidelity VIP Growth Opportunities Portfolio Service Class	2009	7.31	7.11
	2008	5.08	4.95
	2007	11.43	11.17
	2006	9.40	9.21
	2005	9.03	8.88
	2004	8.39	8.27
	2003	7.93	7.84
	2002	6.19	6.14
	2001	8.01	7.98
	2000	9.48	9.46
Fidelity VIP Mid Cap Portfolio Service Class	2009	22.44	21.80
	2008	16.21	15.80
	2007	27.12	26.51
	2006	23.75	23.29
	2005	21.34	20.99
	2004	18.27	18.02
	2003	14.81	14.65
	2002	10.82	10.73
	2001	12.14	12.09
	2000	12.71	12.69
Templeton Growth Securities Fund Class 2	2009	11.55	11.28
	2008	8.91	8.73
	2007	15.63	15.36
	2006	15.45	15.23
	2005	12.83	12.69
	2004	11.92	11.83
	2003	10.39	10.34
	2002	7.96	7.94
	2001	—	—
	2000	—	—

APPENDIX A	PROSPECTUS	65

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	2009	$6.89	$6.69
	2008	4.81	4.69
	2007	8.65	8.46
	2006	7.17	7.03
	2005	6.39	6.28
	2004	5.75	5.67
	2003	4.82	4.77
	2002	3.61	3.58
	2001	5.07	5.04
	2000	8.46	8.45
Janus Aspen Forty Portfolio Institutional Shares	2009	10.81	10.50
	2008	7.47	7.28
	2007	13.54	13.23
	2006	10.00	9.80
	2005	9.25	9.09
	2004	8.29	8.18
	2003	7.10	7.02
	2002	5.95	5.91
	2001	7.14	7.11
	2000	9.23	9.21
Janus Aspen Janus Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	2009	6.99	6.79
	2008	5.18	5.05
	2007	8.70	8.50
	2006	7.65	7.50
	2005	6.94	6.83
	2004	6.74	6.64
	2003	6.52	6.45
	2002	5.01	4.97
	2001	6.89	6.86
	2000	9.26	9.25
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	2009	6.46	6.28
	2008	4.75	4.63
	2007	8.68	8.48
	2006	8.01	7.85
	2005	6.86	6.74
	2004	6.55	6.46
	2003	6.33	6.26
	2002	5.16	5.12
	2001	7.01	6.97
	2000	9.14	9.12
MFS Growth Series Initial Class	2009	6.66	6.47
	2008	4.90	4.77
	2007	7.92	7.74
	2006	6.61	6.48
	2005	6.20	6.09
	2004	5.74	5.66
	2003	5.14	5.09
	2002	3.99	3.96
	2001	6.10	6.07
	2000	9.28	9.26
MFS Investors Trust Series Initial Class	2009	12.10	11.96
	2008	9.65	9.57
	2007	14.58	14.50
	2006	13.37	13.34
	2005	11.97	11.98
	2004	11.29	11.33
	2003	10.25	10.32
	2002	8.49	8.58
	2001	10.87	11.01
	2000	13.08	13.29

66	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
MFS New Discovery Series Initial Class	2009	$10.67	$10.37
	2008	6.61	6.45
	2007	11.03	10.78
	2006	10.88	10.67
	2005	9.73	9.56
	2004	9.35	9.22
	2003	8.88	8.78
	2002	6.72	6.66
	2001	9.94	9.89
	2000	10.59	10.57
MFS Research Series Initial Class	2009	8.43	8.19
	2008	6.53	6.36
	2007	10.34	10.10
	2006	9.24	9.06
	2005	8.46	8.31
	2004	7.94	7.83
	2003	6.93	6.86
	2002	5.62	5.58
	2001	7.54	7.50
	2000	9.68	9.67
MFS Total Return Series Initial Class	2009	13.73	13.34
	2008	11.77	11.47
	2007	15.29	14.94
	2006	14.84	14.55
	2005	13.42	13.19
	2004	13.20	13.02
	2003	12.00	11.87
	2002	10.43	10.35
	2001	11.13	11.08
	2000	11.23	11.21
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	12.15	11.87
	2008	9.90	9.71
	2007	14.78	14.53
	2006	14.58	14.38
	2005	12.72	12.58
	2004	11.73	11.63
	2003	10.40	10.35
	2002	8.24	8.21
	2001	—	—
	2000	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2009	12.06	11.78
	2008	12.09	11.85
	2007	12.05	11.85
	2006	11.39	11.23
	2005	11.18	11.05
	2004	10.95	10.86
	2003	10.66	10.61
	2002	10.63	10.60
	2001	—	—
	2000	—	—

APPENDIX A	PROSPECTUS	67

APPENDIX A

Number of accumulation units outstanding at the end of the indicated period:

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	2009	6,759,137	1,298,606
	2008	7,578,271	1,503,951
	2007	8,709,478	1,877,539
	2006	10,107,546	2,150,354
	2005	12,370,020	2,571,424
	2004	15,857,297	3,482,087
	2003	19,451,754	4,533,013
	2002	23,054,222	5,487,176
	2001	29,533,253	7,249,644
	2000	37,104,107	9,362,793
RS S&P 500 Index VIP Series	2009	792,043	25,712
	2008	921,377	36,847
	2007	1,041,726	49,032
	2006	1,208,453	73,860
	2005	1,426,518	146,648
	2004	1,656,828	145,679
	2003	1,379,012	129,107
	2002	1,082,762	68,471
	2001	864,060	72,521
	2000	115,262	1,582
RS Asset Allocation VIP Series	2009	—	—
	2008	161,495	15,019
	2007	210,976	20,389
	2006	234,513	23,569
	2005	280,719	21,565
	2004	286,518	44,380
	2003	334,663	48,638
	2002	193,575	23,022
	2001	265,382	19,408
	2000	78,464	3,520
RS High Yield Bond VIP Series	2009	274,973	8,014
	2008	210,315	8,247
	2007	252,626	9,327
	2006	276,285	22,047
	2005	296,158	23,383
	2004	422,305	41,269
	2003	544,707	32,253
	2002	250,105	20,525
	2001	204,845	2,876
	2000	36,359	—
RS Low Duration Bond VIP Series	2009	459,434	19,181
	2008	337,162	12,788
	2007	150,414	5,049
	2006	117,663	7,927
	2005	82,440	7,605
	2004	72,405	4,695
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Large Cap Value VIP Series	2009	—	—
	2008	141,665	20,806
	2007	176,390	25,037
	2006	236,299	26,899
	2005	148,132	12,749
	2004	39,504	4,127
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—

68	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Partners VIP Series	2009	98,072	9,983
	2008	118,053	17,305
	2007	129,408	26,889
	2006	152,435	28,496
	2005	125,949	23,562
	2004	53,959	5,809
	2003	—	—
	2002	—	—
	2001	—	—
	2000	—	—
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	2009	1,164,476	71,931
	2008	1,293,207	65,449
	2007	1,535,064	98,566
	2006	1,791,689	128,159
	2005	2,109,422	164,111
	2004	2,558,961	208,232
	2003	2,772,487	242,228
	2002	2,765,735	225,006
	2001	2,868,390	292,911
	2000	3,557,758	410,859
RS International Growth VIP Series	2009	2,429,241	206,728
	2008	2,764,102	262,626
	2007	3,202,476	320,241
	2006	3,532,701	382,745
	2005	3,829,024	428,400
	2004	4,422,669	491,691
	2003	5,016,733	570,045
	2002	5,987,351	661,898
	2001	7,402,239	838,502
	2000	9,771,054	1,154,056
RS Emerging Markets VIP Series	2009	1,193,803	52,343
	2008	1,280,502	63,869
	2007	1,701,811	91,761
	2006	1,809,173	98,589
	2005	1,857,185	114,025
	2004	1,744,987	103,954
	2003	1,765,901	105,459
	2002	1,871,531	119,705
	2001	2,046,816	147,733
	2000	2,482,908	184,854
RS Investment Quality Bond VIP Series	2009	2,345,967	277,405
	2008	2,510,317	282,351
	2007	2,719,708	332,046
	2006	3,193,030	423,304
	2005	3,904,492	551,946
	2004	4,840,852	695,823
	2003	6,031,101	829,181
	2002	7,821,403	1,267,625
	2001	7,731,557	1,109,572
	2000	7,511,758	916,576
RS MidCap Opportunities VIP Series	2009	—	—
	2008	6,875	—
	2007	8,580	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—

APPENDIX A	PROSPECTUS	69

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
RS Global Natural Resources VIP Series	2009	263,583	7,890
	2008	176,811	4,411
	2007	36,246	682
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Value VIP Series	2009	21,228	2,228
	2008	13,560	—
	2007	16,793	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Equity Dividend VIP Series	2009	—	—
	2008	21,418	663
	2007	14,193	—
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Technology VIP Series	2009	—	—
	2008	13,510	14
	2007	7,393	14
	2006	—	—
	2005	—	—
	2004	—	—
	2003	—	—
RS Money Market VIP Series	2009	3,311,869	156,210
	2008	4,926,214	493,818
	2007	3,965,796	350,644
	2006	3,542,188	382,305
	2005	3,408,889	365,025
	2004	4,190,389	338,042
	2003	6,028,620	519,552
	2002	9,456,907	860,964
	2001	11,101,327	1,031,906
	2000	9,596,904	845,837
Gabelli Capital Asset Fund	2009	1,187,126	171,134
	2008	1,460,047	216,179
	2007	1,858,444	323,796
	2006	2,145,345	366,356
	2005	2,520,400	455,751
	2004	2,981,934	551,832
	2003	3,359,412	642,777
	2002	3,585,124	618,497
	2001	4,047,602	767,170
	2000	3,881,708	733,340
Value Line Centurion Fund	2009	1,437,166	145,623
	2008	1,618,792	172,225
	2007	1,928,553	228,551
	2006	2,304,034	303,842
	2005	2,841,604	387,039
	2004	3,393,467	548,405
	2003	3,933,358	680,930
	2002	4,639,161	806,359
	2001	5,814,117	1,018,409
	2000	7,206,185	1,235,716

70	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Value Line Strategic Asset Management Trust	2009	4,182,820	805,851
	2008	4,910,726	942,728
	2007	5,862,591	1,114,153
	2006	6,964,648	1,376,525
	2005	8,379,868	1,650,521
	2004	10,048,251	1,898,314
	2003	11,751,872	2,291,584
	2002	13,812,779	2,849,392
	2001	17,377,163	3,731,307
	2000	20,945,510	4,407,994
AIM V.I. Capital Appreciation Fund Series I	2009	95,939	1,646
	2008	108,744	1,648
	2007	143,696	2,517
	2006	167,583	4,716
	2005	218,789	10,271
	2004	298,675	14,079
	2003	376,901	19,618
	2002	374,146	29,466
	2001	543,701	47,001
	2000	554,443	59,188
AIM V.I. Utilities Fund Series 1	2009	265,831	27,231
	2008	383,886	31,892
	2007	472,253	50,481
	2006	389,345	46,048
	2005	434,857	39,586
	2004	135,144	11,261
	2003	95,181	10,169
	2002	79,695	5,580
	2001	132,578	3,843
	2000	55,284	4,021
AIM V.I. Core Equity Fund Series I	2009	109,938	11,692
	2008	126,738	14,517
	2007	150,542	16,920
	2006	205,071	19,793
	2005	254,898	21,865
	2004	335,796	34,692
	2003	402,344	38,149
	2002	499,838	52,287
	2001	752,786	67,962
	2000	347,685	10,882
AllianceBernstein VPS Growth & Income Portfolio Class B	2009	68,983	6,330
	2008	89,282	7,099
	2007	156,573	13,043
	2006	209,500	13,053
	2005	258,577	14,613
	2004	313,203	14,911
	2003	274,508	13,687
	2002	20,036	15,252
	2001	—	—
	2000	—	—
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2009	68,302	3,231
	2008	63,328	3,063
	2007	85,060	3,959
	2006	82,383	6,053
	2005	84,658	2,424
	2004	80,413	3,840
	2003	92,599	12,811
	2002	2,790	—
	2001	—	—
	2000	—	—

APPENDIX A	PROSPECTUS	71

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	2009	81,347	7,328
	2008	50,576	13,199
	2007	93,629	12,926
	2006	55,236	14,458
	2005	69,367	15,105
	2004	92,947	18,078
	2003	129,071	21,733
	2002	8,947	—
	2001	—	—
	2000	—	—
AllianceBernstein VPS Value Portfolio Class B	2009	101,556	1,429
	2008	171,190	2,746
	2007	206,551	8,562
	2006	252,256	11,950
	2005	230,130	7,055
	2004	186,998	15,792
	2003	138,117	17,763
	2002	81,202	6,409
	2001	—	—
	2000	—	—
Davis Financial Portfolio	2009	108,793	6,874
	2008	126,762	14,111
	2007	170,671	15,758
	2006	227,110	20,294
	2005	210,668	10,710
	2004	281,870	14,394
	2003	261,056	16,672
	2002	278,025	15,238
	2001	375,499	26,910
	2000	163,662	35,571
Davis Real Estate Portfolio	2009	275,934	12,424
	2008	341,760	15,718
	2007	446,916	29,727
	2006	710,307	44,058
	2005	653,977	53,838
	2004	715,821	57,909
	2003	551,741	92,493
	2002	451,483	76,056
	2001	163,258	24,931
	2000	101,524	15,795
Davis Value Portfolio	2009	824,562	61,219
	2008	1,060,007	76,060
	2007	1,371,302	98,183
	2006	1,669,348	111,817
	2005	1,789,363	113,880
	2004	1,617,875	114,091
	2003	1,528,017	159,032
	2002	1,474,930	182,897
	2001	1,622,210	160,700
	2000	772,430	47,021
Fidelity VIP Contrafund Portfolio Service Class	2009	1,625,758	123,167
	2008	1,865,263	152,315
	2007	2,265,528	228,705
	2006	2,491,843	298,676
	2005	2,569,297	264,776
	2004	2,016,470	329,779
	2003	1,698,765	290,615
	2002	1,463,397	104,305
	2001	930,322	75,177
	2000	255,412	15,882

72	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Fidelity VIP Equity-Income Portfolio Service Class	2009	495,791	29,263
	2008	616,287	37,364
	2007	811,801	64,123
	2006	961,095	63,918
	2005	1,001,167	76,681
	2004	1,145,660	80,771
	2003	1,103,792	100,233
	2002	951,416	105,347
	2001	729,421	104,223
	2000	67,729	14,151
Fidelity VIP Growth Opportunities Portfolio Service Class	2009	149,886	5,172
	2008	145,783	3,549
	2007	136,861	2,222
	2006	91,985	4,267
	2005	114,439	4,876
	2004	258,554	19,604
	2003	242,013	12,425
	2002	81,416	3,134
	2001	87,433	5,751
	2000	21,115	1,719
Fidelity VIP Mid Cap Portfolio Service Class	2009	1,018,341	59,180
	2008	1,218,948	66,931
	2007	1,498,523	112,964
	2006	1,863,295	144,094
	2005	2,200,800	186,800
	2004	2,021,626	204,288
	2003	1,803,176	215,521
	2002	1,744,068	124,077
	2001	1,398,815	89,713
	2000	1,167,489	96,187
Templeton Growth Securities Fund Class 2	2009	398,274	41,793
	2008	486,963	49,709
	2007	628,738	58,838
	2006	725,467	68,905
	2005	644,001	70,136
	2004	497,397	56,925
	2003	273,913	31,235
	2002	118,224	16,394
	2001	—	—
	2000	—	—
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	2009	316,136	22,424
	2008	461,345	26,343
	2007	409,547	30,347
	2006	425,977	32,494
	2005	490,792	41,609
	2004	567,569	41,890
	2003	560,184	38,524
	2002	434,736	14,310
	2001	615,473	48,567
	2000	868,436	32,561
Janus Aspen Forty Portfolio Institutional Shares	2009	517,494	29,943
	2008	483,938	29,842
	2007	464,491	28,531
	2006	410,639	26,163
	2005	450,343	37,772
	2004	478,003	41,956
	2003	574,029	37,362
	2002	612,471	42,989
	2001	664,090	60,384
	2000	458,794	31,021

APPENDIX A	PROSPECTUS	73

APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
Janus Aspen Janus Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	2009	118,339	12,663
	2008	149,546	17,366
	2007	202,528	15,954
	2006	213,058	17,697
	2005	262,115	21,281
	2004	334,275	32,296
	2003	444,434	33,925
	2002	533,613	42,965
	2001	732,194	131,473
	2000	549,607	93,712
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	2009	235,903	18,343
	2008	266,219	19,108
	2007	405,092	28,017
	2006	436,781	28,758
	2005	539,766	37,329
	2004	699,959	50,534
	2003	951,615	67,972
	2002	1,315,032	129,084
	2001	1,510,751	206,264
	2000	1,064,845	124,924
MFS Growth Series Initial Class	2009	130,004	5,546
	2008	123,550	9,931
	2007	147,982	8,419
	2006	163,790	15,881
	2005	217,869	19,481
	2004	246,274	19,557
	2003	340,505	77,736
	2002	226,639	21,092
	2001	351,543	16,806
	2000	310,649	17,227
MFS Investors Trust Series Initial Class	2009	408,454	19,031
	2008	440,273	20,638
	2007	488,501	29,142
	2006	430,717	32,105
	2005	475,922	41,309
	2004	665,986	52,947
	2003	797,093	89,002
	2002	971,716	102,276
	2001	1,377,253	225,960
	2000	1,708,374	272,814
MFS New Discovery Series Initial Class	2009	218,347	12,208
	2008	122,045	4,800
	2007	156,448	9,368
	2006	209,784	14,033
	2005	264,168	14,859
	2004	370,291	24,948
	2003	504,746	35,828
	2002	440,823	26,395
	2001	576,897	37,658
	2000	254,820	13,361
MFS Research Series Initial Class	2009	45,382	42
	2008	58,091	2,605
	2007	57,601	5,116
	2006	53,383	6,855
	2005	81,763	10,440
	2004	96,306	10,222
	2003	112,574	10,627
	2002	166,787	14,831
	2001	301,375	21,250
	2000	205,060	8,811

74	PROSPECTUS	APPENDIX A

	CONTRACT TYPE
INVESTMENT OPTION	YEAR END	BASIC	7-YEAR DEATH BENEFIT RIDER
MFS Total Return Series Initial Class	2009	1,055,993	61,147
	2008	1,234,297	66,151
	2007	1,561,300	79,597
	2006	1,812,177	104,026
	2005	2,079,296	128,784
	2004	2,031,884	139,078
	2003	2,133,759	106,601
	2002	1,989,124	104,484
	2001	1,377,004	58,131
	2000	170,337	11,957
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	207,106	12,585
	2008	255,086	15,106
	2007	317,044	27,141
	2006	373,961	43,494
	2005	358,880	45,817
	2004	305,449	43,044
	2003	162,745	32,077
	2002	56,154	18,151
	2001	—	—
	2000	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2009	198,791	4,788
	2008	252,635	7,869
	2007	249,493	10,017
	2006	249,789	16,634
	2005	295,989	21,537
	2004	322,247	19,331
	2003	438,524	37,542
	2002	447,786	123,402

APPENDIX A	PROSPECTUS	75

THE GUARDIAN INVESTOR®

INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACTS

Issued Through The Guardian Separate Account D of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2010

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account D (marketed under the name “The Guardian Investor”) dated May 1, 2010.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-013286    5/04

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SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account D (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2009, 2008 and 2007, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $60,566,342, $30,234,049 and $48,660,683, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return of 4% by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current valuation period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by the amount of the mortality and expense risk charge on an annual basis during the life of the contract. The dollar amount of any monthly payment due after the first monthly payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the monthly payment is due.

Determination of the First Monthly Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table a projected using Scale G) and the nearest age of the annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable than those guaranteed in your contract.

Determination of the Second and Subsequent Monthly Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first monthly variable annuity payment by the value of the appropriate Annuity

B-2

Unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the variable investment options are made. If a transfer among the variable investment options is made, the number of annuity units will be adjusted accordingly.

The assumed investment return of 4% under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains constant at 4%, the variable annuity payments will remain constant. If the actual net investment rate exceeds 4%, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, variable annuity payments will decrease.

The second and subsequent monthly payments made under a fixed annuity payout option will be equal to the amount of the first monthly fixed annuity payment (described above).

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

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CALCULATION OF YIELD QUOTATIONS FOR THE RS Money Market VIP Series

INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2009 was 0.05%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2009 was 0.05%.

The current and effective yields of the RS Money Market VIP Series Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2009 and 2008 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2009 and the statement of assets and liabilities of Separate Account D as of December 31, 2009 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2009, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT D

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

Assets:
Shares owned in underlying fund	8,765,254	855,526	—
Net asset value per share (NAV)	33.22	8.08	—

Total Assets (Shares x NAV)	$291,181,724	$6,912,648	$—
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	201,207	9,754	—

Net Assets	$290,980,517	$6,902,894	$—

Net Assets: Regular Contract
Contract value in accumulation period	$274,197,789	$6,688,062	$—

Total Net Assets	$274,197,789	$6,688,062	$—
Units Outstanding	6,759,137	792,043	—
Unit Value (accumulation)	$40.57	$8.44	$—
Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$14,660,019	$210,935	$—

Total Net Assets	$14,660,019	$210,935	$—
Units Outstanding	1,298,606	25,712	—
Unit Value (accumulation)	$11.29	$8.20	$—
Net Assets: Total
Contract value in accumulation period	$288,857,808	$6,898,997	$—
Contract value in Payout (annuitization) period	2,122,709	3,897	—

Net Assets	$290,980,517	$6,902,894	$—

Cost Of Shares In Underlying Fund	$299,620,183	$7,813,428	$—

STATEMENT OF OPERATIONS Year Ended December 31, 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2009 Investment Income
Income:
Reinvested dividends	$471,107	$124,769	$13,762
Expenses:
Mortality expense risk and administrative charges	3,145,276	74,864	14,575

Net investment income/(expense)	(2,674,169)	49,905	(813)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(14,932,406)	(404,853)	(457,303)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(14,932,406)	(404,853)	(457,303)
Net change in unrealized appreciation/(depreciation) of investments	74,792,593	1,730,362	692,779

Net realized and unrealized gain/(loss) from investments	59,860,187	1,325,509	235,476

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$57,186,018	$1,375,414	$234,663

See notes to financial statements.

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Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

574,414	537,834	—	124,069	2,043,429	3,961,322	2,237,462
7.20	10.31	—	9.79	10.30	17.51	21.22

$4,135,782	$5,545,064	$—	$1,214,635	$21,047,318	$69,362,752	$47,478,934

5,924	10,207	—	11,074	21,752	53,733	32,388

$4,129,858	$5,534,857	$—	$1,203,561	$21,025,566	$69,309,019	$47,446,546

$4,016,143	$5,316,643	$—	$1,094,080	$19,902,970	$65,207,198	$45,456,690

$4,016,143	$5,316,643	$—	$1,094,080	$19,902,970	$65,207,198	$45,456,690
274,973	459,434	—	98,072	1,164,476	2,429,241	1,193,803
$14.61	$11.57	$—	$11.16	$17.09	$26.84	$38.08

$113,715	$218,214	$—	$109,481	$1,063,089	$3,189,129	$1,955,101

$113,715	$218,214	$—	$109,481	$1,063,089	$3,189,129	$1,955,101
8,014	19,181	—	9,983	71,931	206,728	52,343
$14.19	$11.38	$—	$10.97	$14.78	$15.43	$37.35

$4,129,858	$5,534,857	$—	$1,203,561	$20,966,059	$68,396,327	$47,411,791
—	—	—	—	59,507	912,692	34,755

$4,129,858	$5,534,857	$—	$1,203,561	$21,025,566	$69,309,019	$47,446,546

$3,964,466	$5,453,402	$—	$1,160,956	$27,143,239	$53,733,811	$52,440,464

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$271,844	$139,358	$7,793	$—	$—	$1,087,071	$1,254,721

41,608	61,105	12,870	14,891	215,341	707,670	429,801

230,236	78,253	(5,077)	(14,891)	(215,341)	379,401	824,920

(275,219)	20,258	(982,583)	(276,573)	(2,962,248)	(748,076)	(3,987,871)
—	—	—	—	—	29,275	—

(275,219)	20,258	(982,583)	(276,573)	(2,962,248)	(718,801)	(3,987,871)
1,080,893	157,651	1,181,025	615,851	8,768,091	19,411,148	25,934,560

805,674	177,909	198,442	339,278	5,805,843	18,692,347	21,946,689

$1,035,910	$256,162	$193,365	$324,387	$5,590,502	$19,071,748	$22,771,609

B-7

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series

Assets:
Shares owned in underlying fund	6,100,220	—	267,467
Net asset value per share (NAV)	12.02	—	8.99

Total Assets (Shares x NAV)	$73,324,644	$—	$2,404,531

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	57,779	—	6,896

Net Assets	$73,266,865	$—	$2,397,635

Net Assets: Regular Contract
Contract value in accumulation period	$68,147,912	$—	$2,304,048

Total Net Assets	$68,147,912	$—	$2,304,048
Units Outstanding	2,345,967	—	263,583
Unit Value (accumulation)	$29.05	$—	$8.74

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$4,570,185	$—	$68,470

Total Net Assets	$4,570,185	$—	$68,470
Units Outstanding	277,405	—	7,890
Unit Value (accumulation)	$16.47	$—	$8.68

Net Assets: Total
Contract value in accumulation period	$72,718,097	$—	$2,372,518
Contract value in Payout (annuitization) period	548,768	—	25,117

Net Assets	$73,266,865	$—	$2,397,635

Cost Of Shares In Underlying Fund	$74,008,839	$—	$2,084,612

STATEMENT OF OPERATIONS Year Ended December 31, 2009 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series

2009 Investment Income
Income:
Reinvested dividends	$2,907,321	$—	$—
Expenses:
Mortality expense risk and administrative charges	856,552	3,795	19,954

Net investment income/(expense)	2,050,769	(3,795)	(19,954)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(540,815)	91,836	(519,953)
Reinvested realized gain distributions	449,037	—	—

Net realized gain/(loss) on investments	(91,778)	91,836	(519,953)
Net change in unrealized appreciation/(depreciation) of investments	4,866,818	16,174	1,087,116

Net realized and unrealized gain/(loss) from investments	4,775,040	108,010	567,163

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,825,809	$104,215	$547,209

See notes to financial statements.

B-8

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

23,162	—	—	56,888,370	2,739,675	4,249,341	13,070,225
7.52	—	—	1.00	14.53	9.72	15.72

$174,179	$—	$—	$56,888,370	$39,807,475	$41,303,595	$205,463,944

2,357	—	—	557,833	31,200	34,116	145,724

$171,822	$—	$—	$56,330,537	$39,776,275	$41,269,479	$205,318,220

$155,606	$—	$—	$54,656,430	$36,372,129	$39,953,306	$191,277,736

$155,606	$—	$—	$54,656,430	$36,372,129	$39,953,306	$191,277,736
21,228	—	—	3,311,869	1,187,126	1,437,166	4,182,820
$7.33	$—	$—	$16.50	$30.64	$27.80	$45.73

$16,216	$—	$—	$1,880,601	$3,235,723	$1,182,393	$12,832,945

$16,216	$—	$—	$1,880,601	$3,235,723	$1,182,393	$12,832,945
2,228	—	—	156,210	171,134	145,623	805,851
$7.28	$—	$—	$12.04	$18.91	$8.12	$15.92

$171,822	$—	$—	$56,537,031	$39,607,852	$41,135,699	$204,110,681
—	—	—	(206,494)	168,423	133,780	1,207,539

$171,822	$—	$—	$56,330,537	$39,776,275	$41,269,479	$205,318,220

$147,312	$—	$—	$56,888,370	$47,276,976	$76,262,636	$252,753,105

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$406	$408	$—	$45,317	$285,093	$—	$2,207,403

1,692	1,627	9,279	814,446	432,249	455,668	2,324,929

(1,286)	(1,219)	(9,279)	(769,129)	(147,156)	(455,668)	(117,526)

(25,793)	(14,669)	305,038	—	(1,692,655)	(7,155,256)	(23,969,422)
—	—	—	—	23,799	—	16,201,802

(25,793)	(14,669)	305,038	—	(1,668,856)	(7,155,256)	(7,767,620)
59,406	48,257	26,068	—	11,936,725	11,133,216	42,858,451

33,613	33,588	331,106	—	10,267,869	3,977,960	35,090,831

$32,327	$32,369	$321,827	$(769,129)	$10,120,713	$3,522,292	$34,973,305

B-9

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I

Assets:
Shares owned in underlying fund	29,941	205,056	39,095
Net asset value per share (NAV)	20.33	14.51	24.92

Total Assets (Shares x NAV)	$608,692	$2,975,358	$974,237
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	3,139	11,406	7,978

Net Assets	$605,553	$2,963,952	$966,259

Net Assets: Regular Contract
Contract value in accumulation period	$595,628	$2,695,670	$873,273

Total Net Assets	$595,628	$2,695,670	$873,273
Units Outstanding	95,939	265,831	109,938
Unit Value (accumulation)	$6.21	$10.14	$7.94
Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$9,925	$268,282	$90,230

Total Net Assets	$9,925	$268,282	$90,230
Units Outstanding	1,646	27,231	11,692
Unit Value (accumulation)	$6.03	$9.85	$7.72
Net Assets: Total
Contract value in accumulation period	$605,553	$2,963,952	$963,503
Contract value in Payout (annuitization) period	—	—	2,756

Net Assets	$605,553	$2,963,952	$966,259

Cost Of Shares In Underlying Fund	$712,605	$3,985,787	$925,578

STATEMENT OF OPERATIONS Year Ended December 31, 2009 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I

2009 Investment Income
Income:
Reinvested dividends	$3,471	$132,846	$15,764
Expenses:
Mortality expense risk and administrative charges	7,417	37,234	11,562

Net investment income/(expense)	(3,946)	95,612	4,202

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(64,985)	(1,062,985)	2,192
Reinvested realized gain distributions	—	33,485	—

Net realized gain/(loss) on investments	(64,985)	(1,029,500)	2,192
Net change in unrealized appreciation/(depreciation) of investments	171,053	1,251,796	185,935

Net realized and unrealized gain/(loss) from investments	106,068	222,296	188,127

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$102,122	$317,908	$192,329

See notes to financial statements.

B-10

Investment Divisions
Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value

49,810	30,276	55,947	116,594	128,692	733,214	865,750
15.08	24.72	16.34	8.90	9.98	7.40	10.75

$751,128	$748,414	$914,173	$1,037,688	$1,284,344	$5,425,783	$9,306,809

4,546	2,515	4,580	10,764	10,885	10,886	13,514

$746,582	$745,899	$909,593	$1,026,924	$1,273,459	$5,414,897	$9,293,295

$684,552	$712,946	$835,346	$1,012,994	$1,196,197	$5,176,049	$8,661,008

$684,552	$712,946	$835,346	$1,012,994	$1,196,197	$5,176,049	$8,661,008
68,983	68,302	81,347	101,556	108,793	275,934	824,562
$9.92	$10.44	$10.27	$9.97	$11.00	$18.76	$10.50

$61,386	$32,953	$73,539	$13,930	$73,432	$226,425	$624,739

$61,386	$32,953	$73,539	$13,930	$73,432	$226,425	$624,739
6,330	3,231	7,328	1,429	6,874	12,424	61,219
$9.70	$10.20	$10.03	$9.75	$10.68	$18.22	$10.20

$745,938	$745,899	$908,885	$1,026,924	$1,269,629	$5,402,474	$9,285,747
644	—	708	—	3,830	12,423	7,548

$746,582	$745,899	$909,593	$1,026,924	$1,273,459	$5,414,897	$9,293,295

$1,087,864	$726,302	$922,507	$1,542,334	$1,350,068	$9,353,397	$10,773,547

Investment Divisions
Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value

$26,358	$—	$—	$33,276	$9,199	$126,585	$72,163

9,896	9,852	9,489	13,395	16,656	55,671	104,140

16,462	(9,852)	(9,489)	19,881	(7,457)	70,914	(31,977)

(190,002)	(61,498)	(102,591)	(635,323)	(535,673)	(3,688,813)	(692,281)
—	—	—	—	—	—	—

(190,002)	(61,498)	(102,591)	(635,323)	(535,673)	(3,688,813)	(692,281)
296,255	269,983	352,661	726,789	954,080	4,778,083	2,873,103

106,253	208,485	250,070	91,466	418,407	1,089,270	2,180,822

$122,715	$198,633	$240,581	$111,347	$410,950	$1,160,184	$2,148,845

B-11

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class	Fidelity VIP Growth Opportunities Service Class

Assets:
Shares owned in underlying fund	1,079,932	337,826	78,824
Net asset value per share (NAV)	20.55	16.75	14.48

Total Assets (Shares x NAV)	$22,192,597	$5,658,579	$1,141,374

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	25,462	13,383	8,351

Net Assets	$22,167,135	$5,645,196	$1,133,023

Net Assets: Regular Contract
Contract value in accumulation period	$20,610,200	$5,338,178	$1,096,270

Total Net Assets	$20,610,200	$5,338,178	$1,096,270
Units Outstanding	1,625,758	495,791	149,886
Unit Value (accumulation)	$12.68	$10.77	$7.31

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$1,516,991	$306,112	$36,753

Total Net Assets	$1,516,991	$306,112	$36,753
Units Outstanding	123,167	29,263	5,172
Unit Value (accumulation)	$12.32	$10.46	$7.11

Net Assets: Total
Contract value in accumulation period	$22,127,191	$5,644,290	$1,133,023
Contract value in Payout (annuitization) period	39,944	906	—

Net Assets	$22,167,135	$5,645,196	$1,133,023

Cost Of Shares In Underlying Fund	$31,028,747	$7,824,489	$1,277,117

STATEMENT OF OPERATIONS Year Ended December 31, 2009 (continued)

	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class	Fidelity VIP Growth Opportunities Service Class

2009 Investment Income
Income:
Reinvested dividends	$251,024	$109,509	$3,662
Expenses:
Mortality expense risk and administrative charges	235,138	62,528	13,192

Net investment income/(expense)	15,886	46,981	(9,530)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(2,383,539)	(1,520,540)	(214,398)
Reinvested realized gain distributions	5,363	—	—

Net realized gain/(loss) on investments	(2,378,176)	(1,520,540)	(214,398)
Net change in unrealized appreciation/(depreciation) of investments	8,124,718	2,602,483	574,401

Net realized and unrealized gain/(loss) from investments	5,746,542	1,081,943	360,003

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,762,428	$1,128,924	$350,473

See notes to financial statements.

B-12

Investment Divisions
Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Portofolio Institutional Shares	Janus Aspen Worldwide Institutional Shares	MFS Growth Initial Class

977,063	489,090	76,073	186,216	43,163	63,678	42,860
25.41	10.40	30.79	33.60	21.43	26.18	21.43

$24,827,175	$5,086,536	$2,342,282	$6,256,871	$924,977	$1,667,103	$918,484

24,188	6,651	9,890	11,513	8,448	6,882	7,591

$24,802,987	$5,079,885	$2,332,392	$6,245,358	$916,529	$1,660,221	$910,893

$22,853,742	$4,598,504	$2,178,179	$5,594,670	$826,674	$1,524,690	$866,344

$22,853,742	$4,598,504	$2,178,179	$5,594,670	$826,674	$1,524,690	$866,344
1,018,341	398,274	316,136	517,494	118,339	235,903	130,004
$22.44	$11.55	$6.89	$10.81	$6.99	$6.46	$6.66

$1,290,339	$471,539	$150,105	$314,507	$85,942	$115,182	$35,907

$1,290,339	$471,539	$150,105	$314,507	$85,942	$115,182	$35,907
59,180	41,793	22,424	29,943	12,663	18,343	5,546
$21.80	$11.28	$6.69	$10.50	$6.79	$6.28	$6.47

$24,144,081	$5,070,043	$2,328,284	$5,909,177	$912,616	$1,639,872	$902,251
658,906	9,842	4,108	336,181	3,913	20,349	8,642

$24,802,987	$5,079,885	$2,332,392	$6,245,358	$916,529	$1,660,221	$910,893

$30,046,722	$7,025,164	$2,514,092	$6,821,371	$982,652	$2,060,485	$934,756

Investment Divisions
Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Portofolio Institutional Shares	Janus Aspen Worldwide Institutional Shares	MFS Growth Initial Class

$128,288	$144,641	$—	$1,941	$4,424	$20,085	$2,125

262,761	56,735	30,247	61,964	11,628	18,741	9,226

(134,473)	87,906	(30,247)	(60,023)	(7,204)	1,344	(7,101)

(2,122,263)	(556,976)	(180,798)	(92,749)	(66,826)	(94,703)	(50,251)
111,868	—	—	—	—	—	—

(2,010,395)	(556,976)	(180,798)	(92,749)	(66,826)	(94,703)	(50,251)
9,241,285	1,662,276	1,024,432	1,978,229	320,710	530,728	271,140

7,230,890	1,105,300	843,634	1,885,480	253,884	436,025	220,889

$7,096,417	$1,193,206	$813,387	$1,825,457	$246,680	$437,369	$213,788

B-13

The Guardian Separate Account D

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

Assets:
Shares owned in underlying fund	283,795	184,058
Net asset value per share (NAV)	18.24	13.43

Total Assets (Shares x NAV)	$5,176,420	$2,471,895
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	4,536	5,169

Net Assets	$5,171,884	$2,466,726

Net Assets: Regular Contract
Contract value in accumulation period	$4,942,139	$2,329,801

Total Net Assets	$4,942,139	$2,329,801
Units Outstanding	408,454	218,347
Unit Value (accumulation)	$12.10	$10.67
Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract value in accumulation period	$227,665	$126,554

Total Net Assets	$227,665	$126,554
Units Outstanding	19,031	12,208
Unit Value (accumulation)	$11.96	$10.37
Net Assets: Total
Contract value in accumulation period	$5,169,804	$2,456,355
Contract value in Payout (annuitization) period	2,080	10,371

Net Assets	$5,171,884	$2,466,726

Cost Of Shares In Underlying Fund	$5,590,253	$2,345,022

STATEMENT OF OPERATIONS Year Ended December 31, 2009 (continued)

	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

2009 Investment Income
Income:
Reinvested dividends	$78,240	$—
Expenses:
Mortality expense risk and administrative charges	55,494	18,002

Net investment income/(expense)	22,746	(18,002)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	24,346	(147,434)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	24,346	(147,434)
Net change in unrealized appreciation/(depreciation) of investments	1,034,494	795,866

Net realized and unrealized gain/(loss) from investments	1,058,840	648,432

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,081,586	$630,430

See notes to financial statements.

B-14

Investment Divisions
MFS Research Initial Class	MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

23,274	877,906	168,006	280,215
16.57	17.48	16.39	8.78

$385,642	$15,345,793	$2,753,611	$2,460,289

2,848	17,448	5,903	6,359

$382,794	$15,328,345	$2,747,708	$2,453,930

$382,446	$14,498,333	$2,516,189	$2,396,450

$382,446	$14,498,333	$2,516,189	$2,396,450
45,382	1,055,993	207,106	198,791
$8.43	$13.73	$12.15	$12.06

$348	$815,635	$149,407	$56,405

$348	$815,635	$149,407	$56,405
42	61,147	12,585	4,788
$8.19	$13.34	$11.87	$11.78

$382,794	$15,313,968	$2,665,596	$2,452,855
—	14,377	82,112	1,075

$382,794	$15,328,345	$2,747,708	$2,453,930

$412,338	$17,395,408	$3,168,470	$2,578,332

Investment Divisions
MFS Research Initial Class	MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$6,131	$565,828	$83,447	$177,272

6,146	172,226	29,436	32,643

(15)	393,602	54,011	144,629

9,703	(992,043)	(407,560)	(20,913)
—	—	—	—

9,703	(992,043)	(407,560)	(20,913)
96,203	2,739,891	766,617	(136,581)

105,906	1,747,848	359,057	(157,494)

$105,891	$2,141,450	$413,068	$(12,865)

B-15

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$142,733	$99,767	$14,663
Net realized gain/(loss) from sale of investments	(38,974,558)	347,491	(12,736)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(83,624,328)	(4,519,596)	(928,922)

Net increase/(decrease) resulting from operations	(122,456,153)	(4,072,338)	(926,995)

2008 Contract Transactions
Contract purchase payments	3,342,155	67,390	10,822
Transfers between investment divisions, net	(8,035,418)	(339,594)	(263,957)
Transfers for annuity benefits, surrenders and partial withdrawls	(42,066,151)	(925,838)	(268,368)
Transfers on account of death	(2,749,772)	(14,139)	(20,001)
Contract fees	(349,427)	(5,353)	(1,582)
Transfers–other	(2,013,904)	(104,674)	(27,742)

Net increase/(decrease) from contract transactions	(51,872,517)	(1,322,208)	(570,828)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(174,328,670)	(5,394,546)	(1,497,823)
Net Assets at December 31, 2007	438,688,004	11,875,121	2,842,186

Net Assets at December 31, 2008	$264,359,334	$6,480,575	$1,344,363

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(2,674,169)	$49,905	$(813)
Net realized gain/(loss) from sale of investments	(14,932,406)	(404,853)	(457,303)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	74,792,593	1,730,362	692,779

Net increase/(decrease) resulting from operations	57,186,018	1,375,414	234,663

2009 Contract Transactions
Contract purchase payments	2,028,679	38,517	3,551
Transfers between investment divisions, net	(1,400,480)	(193,164)	(1,381,510)
Transfers for annuity benefits, surrenders and partial withdrawls	(27,078,460)	(523,578)	(146,935)
Transfers on account of death	(1,266,919)	(71,566)	(27,626)
Contract fees	(313,192)	(4,734)	(1,152)
Transfers–other	(2,534,463)	(198,570)	(25,354)

Net increase/(decrease) from contract transactions	(30,564,835)	(953,095)	(1,579,026)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	26,621,183	422,319	(1,344,363)
Net Assets at December 31, 2008	264,359,334	6,480,575	1,344,363

Net Assets at December 31, 2009	$290,980,517	$6,902,894	$—

See notes to financial statements.

B-16

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$208,425	$81,258	$19,921	$(16,544)	$(164,687)	$511,464	$(507,279)
(313,738)	21,344	(216,865)	(376,526)	(4,567,702)	2,758,487	1,434,650
—	—	71,062	30,529	221,067	1,951,322	3,260,884
(649,588)	(49,582)	(904,580)	(271,154)	(6,119,713)	(53,969,114)	(46,777,398)

(754,901)	53,020	(1,030,462)	(633,695)	(10,631,035)	(48,747,841)	(42,589,143)

46,578	52,864	16,268	60,572	344,943	939,553	502,038
16,095	3,010,919	(258,996)	42,803	(1,606,639)	(2,965,168)	(6,607,714)
(522,757)	(819,919)	(186,487)	(245,393)	(2,569,758)	(10,052,956)	(5,498,247)
(20,195)	(35,234)	—	—	(148,595)	(462,183)	(243,389)
(1,889)	(1,315)	(1,298)	(850)	(12,246)	(63,708)	(31,876)
(5,304)	(81,896)	(26,912)	(63,798)	(284,072)	(431,191)	(1,234,643)

(487,472)	2,125,419	(457,425)	(206,666)	(4,276,367)	(13,035,653)	(13,113,831)

—	—	—	—	—	—	—

(1,242,373)	2,178,439	(1,487,887)	(840,361)	(14,907,402)	(61,783,494)	(55,702,974)
3,578,513	1,670,604	2,840,001	1,932,219	31,974,739	119,503,829	82,059,795

$2,336,140	$3,849,043	$1,352,114	$1,091,858	$17,067,337	$57,720,335	$26,356,821

$230,236	$78,253	$(5,077)	$(14,891)	$(215,341)	$379,401	$824,920
(275,219)	20,258	(982,583)	(276,573)	(2,962,248)	(748,076)	(3,987,871)
—	—	—	—	—	29,275	—
1,080,893	157,651	1,181,025	615,851	8,768,091	19,411,148	25,934,560

1,035,910	256,162	193,365	324,387	5,590,502	19,071,748	22,771,609

16,210	3,258	17,112	11,364	230,830	809,383	270,908
1,289,756	2,393,839	(1,201,036)	(6,272)	(47,871)	(1,705,341)	1,918,171
(412,219)	(716,106)	(255,097)	(169,430)	(1,473,537)	(5,816,170)	(3,188,249)
(178)	—	(1,986)	—	(141,663)	(246,797)	(164,332)
(2,119)	(2,947)	(1,015)	(861)	(10,608)	(52,879)	(25,886)
(133,642)	(248,392)	(103,457)	(47,485)	(189,424)	(471,260)	(492,496)

757,808	1,429,652	(1,545,479)	(212,684)	(1,632,273)	(7,483,064)	(1,681,884)

—	—	—	—	—	—	—

1,793,718	1,685,814	(1,352,114)	111,703	3,958,229	11,588,684	21,089,725
2,336,140	3,849,043	1,352,114	1,091,858	17,067,337	57,720,335	26,356,821

$4,129,858	$5,534,857	$—	$1,203,561	$21,025,566	$69,309,019	$47,446,546

B-17

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,784,338	$(202)	$(16,049)
Net realized gain/(loss) from sale of investments	(327,319)	(19,896)	(607,671)
Reinvested realized gain distributions	429,056	—	—
Net change in unrealized appreciation/(depreciation) of investments	(3,444,469)	(10,766)	(773,775)

Net increase/(decrease) resulting from operations	(558,394)	(30,864)	(1,397,495)

2008 Contract Transactions
Contract purchase payments	917,529	420	29,075
Transfers between investment divisions, net	5,686,561	(19,470)	2,139,713
Transfers for annuity benefits, surrenders and partial withdrawls	(10,901,584)	(1,445)	(68,520)
Transfers on account of death	(815,379)	—	—
Contract fees	(51,860)	(31)	(729)
Transfers–other	(1,208,779)	—	(33,003)

Net increase/(decrease) from contract transactions	(6,373,512)	(20,526)	2,066,536

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(6,931,906)	(51,390)	669,041
Net Assets at December 31, 2007	78,015,074	84,187	395,036

Net Assets at December 31, 2008	$71,083,168	$32,797	$1,064,077

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,050,769	$(3,795)	$(19,954)
Net realized gain/(loss) from sale of investments	(540,815)	91,836	(519,953)
Reinvested realized gain distributions	449,037	—	—
Net change in unrealized appreciation/(depreciation) of investments	4,866,818	16,174	1,087,116

Net increase/(decrease) resulting from operations	6,825,809	104,215	547,209

2009 Contract Transactions
Contract purchase payments	549,318	—	7,972
Transfers between investment divisions, net	5,034,560	(132,631)	903,225
Transfers for annuity benefits, surrenders and partial withdrawls	(8,152,884)	(5,426)	(100,356)
Transfers on account of death	(1,193,972)	—	(17,911)
Contract fees	(53,296)	(164)	(850)
Transfers–other	(825,838)	1,209	(5,731)

Net increase/(decrease) from contract transactions	(4,642,112)	(137,012)	786,349

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	2,183,697	(32,797)	1,333,558
Net Assets at December 31, 2008	71,083,168	32,797	1,064,077

Net Assets at December 31, 2009	$73,266,865	$—	$2,397,635

See notes to financial statements.

B-18

Investment Divisions

RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$(297)	$1,546	$(182)	$673,459	$(230,266)	$(816,639)	$838,972
(25,576)	(20,546)	(23,670)	—	299,691	(17,281,672)	(16,248,041)
—	40	—	—	335,927	15,273,297	36,826,389
(25,336)	(48,719)	(19,429)	—	(29,997,130)	(44,072,276)	(116,937,747)

(51,209)	(67,679)	(43,281)	673,459	(29,591,778)	(46,897,290)	(95,520,427)

—	2,991	296	1,583,020	535,485	923,247	2,197,392
(28,306)	57,316	40,708	38,635,800	(4,694,878)	(3,998,270)	(10,599,225)
(1,022)	(179)	(7,033)	(18,255,670)	(8,598,597)	(7,280,725)	(33,089,916)
—	—	—	(893,032)	(484,905)	(657,726)	(3,301,920)
(17)	(76)	(43)	(43,951)	(36,652)	(60,264)	(208,837)
(2,686)	(4,212)	80	(3,329,610)	(1,047,880)	(696,244)	(2,185,252)

(32,031)	55,840	34,008	17,696,557	(14,327,427)	(11,769,982)	(47,187,758)

—	—	—	(113,157)	—	—	—

(83,240)	(11,839)	(9,273)	18,256,859	(43,919,205)	(58,667,272)	(142,708,185)
158,606	132,787	76,583	69,992,640	80,727,963	101,061,016	343,955,548

$75,366	$120,948	$67,310	$88,249,499	$36,808,758	$42,393,744	$201,247,363

$(1,286)	$(1,219)	$(9,279)	$(769,129)	$(147,156)	$(455,668)	$(117,526)
(25,793)	(14,669)	305,038	—	(1,692,655)	(7,155,256)	(23,969,422)
—	—	—	—	23,799	—	16,201,802
59,406	48,257	26,068	—	11,936,725	11,133,216	42,858,451

32,327	32,369	321,827	(769,129)	10,120,713	3,522,292	34,973,305

1,085	—	20,928	769,817	280,384	466,150	771,005
102,723	(144,077)	(364,819)	2,358,413	(1,917,567)	(1,464,661)	(4,154,845)
(39,578)	(9,183)	(70,056)	(22,197,134)	(4,189,384)	(3,179,226)	(23,009,882)
—	—	—	(539,075)	(441,498)	(238,391)	(1,623,047)
(101)	(57)	(320)	(45,198)	(28,687)	(45,756)	(185,262)
—	—	25,130	(11,193,711)	(856,444)	(184,673)	(2,700,417)

64,129	(153,317)	(389,137)	(30,846,888)	(7,153,196)	(4,646,557)	(30,902,448)

—	—	—	(302,945)	—	—	—

96,456	(120,948)	(67,310)	(31,918,962)	2,967,517	(1,124,265)	4,070,857
75,366	120,948	67,310	88,249,499	36,808,758	42,393,744	201,247,363

$171,822	$—	$—	$56,330,537	$39,776,275	$41,269,479	$205,318,220

B-19

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,738)	$74,405	$10,689
Net realized gain/(loss) from sale of investments	48,932	(78,661)	47,354
Reinvested realized gain distributions	—	500,474	—
Net change in unrealized appreciation/(depreciation) of investments	(532,622)	(2,592,320)	(497,985)

Net increase/(decrease) resulting from operations	(490,428)	(2,096,102)	(439,942)

2008 Contract Transactions
Contract purchase payments	32,114	47,287	22,218
Transfers between investment divisions, net	(67,839)	(392,338)	14,714
Transfers for annuity benefits, surrenders and partial withdrawls	(222,497)	(578,925)	(178,116)
Transfers on account of death	(10,025)	(7,619)	(6,807)
Contract fees	(789)	(3,199)	(810)
Transfers–other	(1,875)	(228,063)	(45,521)

Net increase/(decrease) from contract transactions	(270,911)	(1,162,857)	(194,322)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(761,339)	(3,258,959)	(634,264)
Net Assets at December 31, 2007	1,333,750	6,962,891	1,518,953

Net Assets at December 31, 2008	$572,411	$3,703,932	$884,689

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(3,946)	$95,612	$4,202
Net realized gain/(loss) from sale of investments	(64,985)	(1,062,985)	2,192
Reinvested realized gain distributions	—	33,485	—
Net change in unrealized appreciation/(depreciation) of investments	171,053	1,251,796	185,935

Net increase/(decrease) resulting from operations	102,122	317,908	192,329

2009 Contract Transactions
Contract purchase payments	13,572	18,829	14,935
Transfers between investment divisions, net	(4,624)	(556,657)	(47,765)
Transfers for annuity benefits, surrenders and partial withdrawls	(67,026)	(467,417)	(76,616)
Transfers on account of death	—	(3,554)	—
Contract fees	(548)	(2,536)	(641)
Transfers–other	(10,354)	(46,553)	(672)

Net increase/(decrease) from contract transactions	(68,980)	(1,057,888)	(110,759)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	33,142	(739,980)	81,570
Net Assets at December 31, 2008	572,411	3,703,932	884,689

Net Assets at December 31, 2009	$605,553	$2,963,952	$966,259

See notes to financial statements.

B-20

Investment Divisions
Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value

$15,052	$(7,747)	$(5,657)	$25,156	$(20,449)	$116,311	$(31,794)
(255,811)	(21,891)	(47,718)	1,749	(127,468)	(2,640,042)	851,968
331,864	—	—	123,629	70,083	98,552	250,116
(892,976)	(362,656)	(456,961)	(1,298,154)	(1,088,327)	(2,684,374)	(8,376,336)

(801,871)	(392,294)	(510,336)	(1,147,620)	(1,166,161)	(5,109,553)	(7,306,046)

13,096	6,615	4,402	11,525	14,177	176,504	219,908
(268,134)	(75,800)	(357,107)	(285,643)	(239,166)	(1,844,571)	(861,613)
(474,025)	(150,815)	(81,920)	(165,237)	(255,546)	(874,953)	(2,728,365)
(11,274)	—	—	—	(13,031)	(151,090)	(25,164)
(961)	(541)	(442)	(980)	(1,394)	(5,396)	(9,801)
(64,903)	(28,003)	(13,377)	(36,199)	(508)	(129,928)	(257,835)

(806,201)	(248,544)	(448,444)	(476,534)	(495,468)	(2,829,434)	(3,662,870)

—	—	—	—	—	—	—

(1,608,072)	(640,838)	(958,780)	(1,624,154)	(1,661,629)	(7,938,987)	(10,968,916)
2,411,432	1,151,695	1,390,127	3,073,780	2,771,804	13,093,473	20,163,514

$803,360	$510,857	$431,347	$1,449,626	$1,110,175	$5,154,486	$9,194,598

$16,462	$(9,852)	$(9,489)	$19,881	$(7,457)	$70,914	$(31,977)
(190,002)	(61,498)	(102,591)	(635,323)	(535,673)	(3,688,813)	(692,281)
—	—	—	—	—	—	—
296,255	269,983	352,661	726,789	954,080	4,778,083	2,873,103

122,715	198,633	240,581	111,347	410,950	1,160,184	2,148,845

13,355	13,883	1,771	12,033	15,059	48,239	55,494
(23,771)	195,496	309,908	(16,077)	62,146	(223,800)	(357,438)
(143,925)	(89,197)	(59,162)	(496,141)	(274,607)	(618,508)	(1,422,567)
(22,516)	(67,331)	(6,582)	—	(24,069)	(44,206)	(38,216)
(651)	(480)	(407)	(758)	(1,120)	(3,491)	(7,652)
(1,985)	(15,962)	(7,863)	(33,106)	(25,075)	(58,007)	(279,769)

(179,493)	36,409	237,665	(534,049)	(247,666)	(899,773)	(2,050,148)

—	—	—	—	—	—	—

(56,778)	235,042	478,246	(422,702)	163,284	260,411	98,697
803,360	510,857	431,347	1,449,626	1,110,175	5,154,486	9,194,598

$746,582	$745,899	$909,593	$1,026,924	$1,273,459	$5,414,897	$9,293,295

B-21

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Fidelity VIP Contrafund Service Class	Fidelity VIP Equity-Income Service Class	Fidelity VIP Growth Opportunities Service Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(95,142)	$94,117	$(8,352)
Net realized gain/(loss) from sale of investments	(478,824)	(612,711)	(21,993)
Reinvested realized gain distributions	938,953	10,203	—
Net change in unrealized appreciation/(depreciation) of investments	(16,522,734)	(4,321,226)	(883,395)

Net increase/(decrease) resulting from operations	(16,157,747)	(4,829,617)	(913,740)

2008 Contract Transactions
Contract purchase payments	272,848	136,294	18,145
Transfers between investment divisions, net	(1,841,364)	(1,131,812)	121,329
Transfers for annuity benefits, surrenders and partial withdrawls	(3,976,206)	(1,315,317)	(50,954)
Transfers on account of death	(221,945)	(50,008)	—
Contract fees	(17,662)	(5,633)	(784)
Transfers–other	(528,829)	(271,233)	(5,442)

Net increase/(decrease) from contract transactions	(6,313,158)	(2,637,709)	82,294

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(22,470,905)	(7,467,326)	(831,446)
Net Assets at December 31, 2007	41,539,067	12,935,457	1,589,234

Net Assets at December 31, 2008	$19,068,162	$5,468,131	$757,788

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$15,886	$46,981	$(9,530)
Net realized gain/(loss) from sale of investments	(2,383,539)	(1,520,540)	(214,398)
Reinvested realized gain distributions	5,363	—	—
Net change in unrealized appreciation/(depreciation) of investments	8,124,718	2,602,483	574,401

Net increase/(decrease) resulting from operations	5,762,428	1,128,924	350,473

2009 Contract Transactions
Contract purchase payments	104,742	45,075	1,140
Transfers between investment divisions, net	(307,025)	(277,978)	110,578
Transfers for annuity benefits, surrenders and partial withdrawls	(1,998,676)	(578,594)	(83,159)
Transfers on account of death	(204,961)	(20,380)	(13,322)
Contract fees	(14,606)	(4,225)	(806)
Transfers–other	(242,929)	(115,757)	10,331

Net increase/(decrease) from contract transactions	(2,663,455)	(951,859)	24,762

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	3,098,973	177,065	375,235
Net Assets at December 31, 2008	19,068,162	5,468,131	757,788

Net Assets at December 31, 2009	$22,167,135	$5,645,196	$1,133,023

See notes to financial statements.

B-22

Investment Divisions
Fidelity VIP Mid Cap Service Class	Templeton Growth Securities Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Portfolio Institutional Shares	Janus Aspen Worldwide Institutional Shares	MFS Growth Initial Class

$(263,797)	$50,117	$(26,972)	$(61,786)	$(4,749)	$2,826	$(5,677)
461,166	(55,207)	185,921	922,424	92,313	240,354	74,450
5,945,800	528,960	190,500	—	—	—	—
(22,231,635)	(4,578,562)	(2,148,086)	(4,627,089)	(758,744)	(1,604,004)	(499,446)

(16,088,466)	(4,054,692)	(1,798,637)	(3,766,451)	(671,180)	(1,360,824)	(430,673)

333,854	65,968	21,799	77,045	16,268	36,690	20,448
(3,077,870)	(1,095,121)	683,503	1,340,443	(97,710)	(299,692)	(8,131)
(3,738,143)	(799,824)	(356,574)	(594,841)	(233,311)	(724,667)	(158,934)
(150,098)	(35,479)	(2,650)	(6,682)	(14,378)	(13,575)	—
(18,529)	(4,034)	(2,156)	(3,290)	(1,154)	(2,158)	(829)
(468,039)	(41,461)	(3,957)	(106,128)	(35,517)	(53,531)	(11,213)

(7,118,825)	(1,909,951)	339,965	706,547	(365,802)	(1,056,933)	(158,659)

—	—	—	—	—	—	—

(23,207,291)	(5,964,643)	(1,458,672)	(3,059,904)	(1,036,982)	(2,417,757)	(589,332)
44,537,587	10,745,611	3,805,595	7,144,243	1,902,884	3,786,574	1,248,606

$21,330,296	$4,780,968	$2,346,923	$4,084,339	$865,902	$1,368,817	$659,274

$(134,473)	$87,906	$(30,247)	$(60,023)	$(7,204)	$1,344	$(7,101)
(2,122,263)	(556,976)	(180,798)	(92,749)	(66,826)	(94,703)	(50,251)
111,868	—	—	—	—	—	—
9,241,285	1,662,276	1,024,432	1,978,229	320,710	530,728	271,140

7,096,417	1,193,206	813,387	1,825,457	246,680	437,369	213,788

282,641	28,431	18,936	57,964	5,661	19,032	13,817
(384,757)	(249,186)	(484,028)	800,666	(35,436)	2,760	116,105
(2,838,124)	(509,765)	(356,025)	(514,366)	(98,007)	(143,753)	(77,555)
(106,840)	(82,577)	—	(2,012)	(12,617)	—	—
(15,638)	(3,069)	(1,841)	(3,112)	(1,002)	(1,629)	(660)
(561,008)	(78,123)	(4,960)	(3,578)	(54,652)	(22,375)	(13,876)

(3,623,726)	(894,289)	(827,918)	335,562	(196,053)	(145,965)	37,831

—	—	—	—	—	—	—

3,472,691	298,917	(14,531)	2,161,019	50,627	291,404	251,619
21,330,296	4,780,968	2,346,923	4,084,339	865,902	1,368,817	659,274

$24,802,987	$5,079,885	$2,332,392	$6,245,358	$916,529	$1,660,221	$910,893

B-23

The Guardian Separate Account D

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(14,518)	$(13,749)
Net realized gain/(loss) from sale of investments	108,332	(131,415)
Reinvested realized gain distributions	452,523	284,926
Net change in unrealized appreciation/(depreciation) of investments	(2,972,766)	(754,306)

Net increase/(decrease) resulting from operations	(2,426,429)	(614,544)

2008 Contract Transactions
Contract purchase payments	110,189	13,514
Transfers between investment divisions, net	72,049	(86,663)
Transfers for annuity benefits, surrenders and partial withdrawls	(768,205)	(284,663)
Transfers on account of death	(46,757)	—
Contract fees	(3,202)	(1,101)
Transfers–other	(43,673)	(20,615)

Net increase/(decrease) from contract transactions	(679,599)	(379,528)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(3,106,028)	(994,072)
Net Assets at December 31, 2007	7,551,876	1,839,327

Net Assets at December 31, 2008	$4,445,848	$845,255

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$22,746	$(18,002)
Net realized gain/(loss) from sale of investments	24,346	(147,434)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,034,494	795,866

Net increase/(decrease) resulting from operations	1,081,586	630,430

2009 Contract Transactions
Contract purchase payments	105,261	2,124
Transfers between investment divisions, net	29,600	1,158,130
Transfers for annuity benefits, surrenders and partial withdrawls	(291,276)	(168,821)
Transfers on account of death	(142,508)	(431)
Contract fees	(2,561)	(1,042)
Transfers–other	(54,066)	1,081

Net increase/(decrease) from contract transactions	(355,550)	991,041

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	726,036	1,621,471
Net Assets at December 31, 2008	4,445,848	845,255

Net Assets at December 31, 2009	$5,171,884	$2,466,726

See notes to financial statements.

B-24

Investment Divisions
MFS Research Initial Class	MFS Total Return Initial Class	Van Kampen Life Investment Trust Growth & Income Class II	Van Kampen Life Investment Trust Government Class II

$(855)	$408,146	$33,032	$110,713
27,631	344,485	(117,140)	(72,926)
—	1,264,093	145,179	—
(273,916)	(7,104,355)	(1,570,957)	(50,808)

(247,140)	(5,087,631)	(1,509,886)	(13,021)

26,014	143,315	27,708	12,711
8,883	(816,462)	(401,097)	794,932
(33,211)	(3,091,928)	(510,662)	(735,943)
—	(49,098)	(23,584)	(923)
(349)	(12,724)	(2,572)	(2,313)
(5,368)	(866,965)	(28,313)	(32,653)

(4,031)	(4,693,862)	(938,520)	35,811

—	—	—	—

(251,171)	(9,781,493)	(2,448,406)	22,790
647,105	25,086,554	5,189,443	3,126,350

$395,934	$15,305,061	$2,741,037	$3,149,140

$(15)	$393,602	$54,011	$144,629
9,703	(992,043)	(407,560)	(20,913)
—	—	—	—
96,203	2,739,891	766,617	(136,581)

105,891	2,141,450	413,068	(12,865)

2,242	184,150	5,740	16
(47,704)	142,572	199,347	2,525
(56,900)	(1,926,536)	(530,734)	(641,204)
—	(160,798)	(17,391)	(13,902)
(322)	(11,189)	(2,101)	(2,110)
(16,347)	(346,365)	(61,258)	(27,670)

(119,031)	(2,118,166)	(406,397)	(682,345)

—	—	—	—

(13,140)	23,284	6,671	(695,210)
395,934	15,305,061	2,741,037	3,149,140

$382,794	$15,328,345	$2,747,708	$2,453,930

B-25

THE GUARDIAN SEPARATE ACCOUNT D

NOTES TO FINANCIAL STATEMENTS (December 31, 2009)

NOTE 1 — ORGANIZATION

The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the forty-one investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including the FRO, at any time. Contract owners who qualify may also purchase either a seven year or Contract Anniversary Enhanced Death Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The forty-one investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series (formerly
RS Core Equity VIP Series)

RS S&P 500 Index VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series (formerly
RS Small Cap Core Equity VIP Series)

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Money Market VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I

AllianceBernstein VPS Growth & Income Portfolio
Class B

AllianceBernstein VPS Large Cap Growth Portfolio
Class B

AllianceBernstein VPS Global Thematic Growth
Portfolio Class B (formerly AllianceBernstein
Global Technology Portfolio Class B)

AllianceBernstein VPS Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP Mid Cap Portfolio Service Class

Templeton Growth Securities Fund Class 2

Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Portfolio Institutional Shares (formerly
Janus Aspen Large Cap Growth Portfolio
Institutional Shares)

Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)

MFS Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

Van Kampen Life Investment Trust Government
Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

B-26

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account.

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

As of January 1, 2008, the Account adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active. Assets in this category generally include registered mutual funds that are not actively traded and non-registered collective investments funds.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2009, none of the Accounts investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets in 2009 are based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level those investments should be reported.

As of December 31, 2009, all investments of the Account were in active traded registered mutual funds and were considered Level 1 with a total fair value of $989,465,749.

During 2009, the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that

B-27

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. As of December 31, 2009, none of the Separate Accounts registered mutual funds investments level of trading activities is considered to have significantly decreased. As such, the implementation of this guidance does not impact the Separate Accounts investment Level categories.

There were no financial instrument liabilities held by the Account as of December 31, 2009 or during the twelve months then ended.

Subsequent Events

Effective December 31, 2009, the Account adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Account’s financial statements.

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables and the assumed investment return is 4.0% - 6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-28

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	$4,013,287	$37,227,015
RS S&P 500 Index VIP Series	615,704	1,514,031
RS Asset Allocation VIP Series	32,359	1,613,303
RS High Yield Bond VIP Series	1,956,279	966,628
RS Low Duration Bond VIP Series	3,928,085	2,419,074
RS Large Cap Value VIP Series	221,384	1,779,697
RS Partners VIP Series	315,204	537,889
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	655,411	2,497,684
RS International Growth VIP Series	2,006,140	9,072,859
RS Emerging Markets VIP Series	4,767,491	5,614,655
RS Investment Quality Bond VIP Series	8,970,467	11,106,222
RS MidCap Growth VIP Series (formerly RS MidCap Opportunties VIP Series)	400,007	540,940
RS Global Natural Resources VIP Series	1,410,212	643,862
RS Value VIP Series	139,879	75,344
RS Equity Dividend VIP Series	30,448	185,994
RS Technology VIP Series	1,241,880	1,614,421
RS Money Market VIP Series	10,540,220	42,781,792
Gabelli Capital Asset Fund	736,159	8,010,463
Value Line Centurion Fund	315,476	5,412,033
Value Line Strategic Asset Management Trust	18,805,248	33,618,492
AIM V.I. Capital Appreciation Fund Series I	140,152	215,661
AIM V.I. Utilities Fund Series I	307,411	1,228,969
AIM V.I. Core Equity Fund Series I	42,593	147,589
AllianceBernstein VPS Growth & Income Portfolio Class B	69,171	232,306
AllianceBernstein VPS Large Cap Growth Portfolio Class B	270,361	243,951
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein VPS Global Technology Portfolio Class B)	449,153	221,487
AllianceBernstein VPS Value Portfolio Class B	112,518	623,291
Davis Financial Portfolio	372,413	620,879
Davis Real Estate Portfolio	505,337	1,328,525
Davis Value Portfolio	284,945	2,362,929
Fidelity VIP Contrafund Portfolio Service Class	1,111,422	3,748,490
Fidelity VIP Equity-Income Portfolio Service Class	801,998	1,704,348
Fidelity VIP Growth Opportunities Portfolio Service Class	272,895	254,470
Fidelity VIP Mid Cap Portfolio Service Class	886,856	4,530,425
Templeton Growth Securities Fund Class 2	252,076	1,061,725
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	158,208	1,016,126
Janus Aspen Forty Portfolio Institutional Shares	1,197,787	920,284
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	109,764	311,394
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	179,563	325,444
MFS Growth Series Initial Class	206,748	176,791
MFS Investors Trust Series Initial Class	328,609	665,919
MFS New Discovery Series Initial Class	1,252,466	281,425
MFS Research Series Initial Class	15,651	138,551
MFS Total Return Series Initial Class	1,305,885	3,028,222
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	425,007	777,957
Van Kampen Life Investment Trust Government Portfolio Class II	718,126	1,253,199

Total	$72,878,455	$194,652,755

B-29

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. These charges are assessed through a redemption of units. For the years ended December 31, 2008 and 2009, contract fees amounted to $974,807 and $859,281, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider (EDBR), with an annual rate of .30%;

b)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB), with an annual rate of .25%. There were no contracts outstanding with this option.

(2)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	•RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)
•RS Partners VIP Series	•RS Global Natural Resources VIP Series
•RS Value VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

•RS Investment Quality Bond VIP Series	•RS Low Duration Bond VIP Series
•RS High Yield Bond VIP Series	•RS Money Market VIP Series
•RS S&P 500 Index VIP Series

Effective December 21, 2009, the RS Asset Allocation VIP Series, the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series) and the RS Technology VIP Series were liquidated and are no longer available as investment options under this contract. The contract owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in these investment options were transferred to the RS Money Market VIP Series. RS Investments provided day-to-day

B-30

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

investment management services to the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series) and the RS Technology VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series	•RS Emerging Markets VIP Series

Effective November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM, was terminated. UBS Global AM, served as sub adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under this contract and was merged into the RS Large Cap Alpha VIP Series.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Partners VIP Series	None	0.97%	N/A
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	None	0.95%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Money Market VIP Series	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Templeton Global Advisors Limited, Janus Capital Management LLC, Massachusetts Financial Services Company, EULAV Asset Management, LLC, and Van Kampen Asset Management, which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-31

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. These charges are assessed through a redemption in units and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract.

Numbers of Contract Years Completed from Date of the Premium Payment	Contingent Deferred Sales Charge Percentage
0	6%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0%

For a Flexible Premium Payment Contract, the contingent deferred sales charges are the lesser of 6% of the total payments made during the 84 months immediately preceding the date of withdrawal, or 6% of the total amount being withdrawn.

For the years ended December 31, 2008 and 2009, contingent deferred sales charges were $297,612 and $436,447, respectively.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	62,841	1,087,320	(1,024,479)	90,220	1,595,015	(1,504,795)
RS S&P 500 Index VIP Series	5,704	146,173	(140,469)	7,343	139,877	(132,534)
RS Asset Allocation VIP Series	448	176,962	(176,514)	966	55,817	(54,851)
RS High Yield Bond VIP Series	97,722	33,297	64,425	3,656	47,047	(43,391)
RS Low Duration Bond VIP Series	191,950	63,285	128,665	272,867	78,380	194,487
RS Large Cap Value VIP Series	2,399	164,870	(162,471)	1,432	40,388	(38,956)
RS Partners VIP Series	1,366	28,669	(27,303)	5,234	26,173	(20,939)
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	29,333	151,582	(122,249)	21,189	296,163	(274,974)
RS International Growth VIP Series	36,245	427,004	(390,759)	34,239	530,228	(495,989)
RS Emerging Markets VIP Series	34,861	133,086	(98,225)	14,351	463,552	(449,201)
RS Investment Quality Bond VIP Series	178,499	347,795	(169,296)	230,238	489,324	(259,086)
RS MidCap Growth VIP Series (formerly RS MidCap Opportunties VIP Series)	2	6,877	(6,875)	49	1,754	(1,705)
RS Global Natural Resources VIP Series	106,187	15,936	90,251	151,685	7,391	144,294
RS Value VIP Series	16,387	6,491	9,896	—	3,233	(3,233)
RS Equity Dividend VIP Series	—	22,081	(22,081)	7,927	39	7,888
RS Technology VIP Series	2,973	16,497	(13,524)	6,876	759	6,117
RS Money Market VIP Series	74,660	2,026,613	(1,951,953)	2,293,032	1,189,440	1,103,592
Gabelli Capital Asset Fund	11,470	329,436	(317,966)	17,553	523,567	(506,014)
Value Line Centurion Fund	19,369	227,597	(208,228)	25,498	391,585	(366,087)
Value Line Strategic Asset Management Trust	20,066	884,849	(864,783)	45,657	1,168,947	(1,123,290)

B-32

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AIM V.I. Capital Appreciation Fund Series I	2,707	15,514	(12,807)	4,469	40,290	(35,821)
AIM V.I. Utilities Fund Series I	2,309	125,025	(122,716)	3,973	110,929	(106,956)
AIM V.I. Core Equity Fund Series I	2,261	21,886	(19,625)	2,740	28,947	(26,207)
AllianceBernstein VPS Growth & Income Portfolio Class B	1,608	22,676	(21,068)	1,094	74,329	(73,235)
AllianceBernstein VPS Large Cap Growth Portfolio Class B	22,596	17,454	5,142	655	23,283	(22,628)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	38,190	13,290	24,900	1,154	43,934	(42,780)
AllianceBernstein VPS Value Portfolio Class B	1,557	72,508	(70,951)	958	42,135	(41,177)
Davis Financial Portfolio	7,513	32,719	(25,206)	2,167	47,723	(45,556)
Davis Real Estate Portfolio	3,816	72,936	(69,120)	7,284	126,449	(119,165)
Davis Value Portfolio	6,644	256,930	(250,286)	18,762	352,180	(333,418)
Fidelity VIP Contrafund Portfolio Service Class	10,657	279,310	(268,653)	20,164	496,819	(476,655)
Fidelity VIP Equity-Income Portfolio Service Class	5,413	134,010	(128,597)	10,934	233,207	(222,273)
Fidelity VIP Growth Opportunities Portfolio Service Class	21,970	16,244	5,726	16,377	6,128	10,249
Fidelity VIP Mid Cap Portfolio Service Class	18,440	226,798	(208,358)	14,555	340,163	(325,608)
Templeton Growth Securities Fund Class 2	3,042	99,647	(96,605)	5,362	156,266	(150,904)
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	3,743	152,871	(149,128)	102,754	54,960	47,794
Janus Aspen Forty Portfolio Institutional Shares	88,472	54,815	33,657	71,721	50,963	20,758
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	989	36,899	(35,910)	4,974	56,544	(51,570)
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	3,671	34,752	(31,081)	5,358	153,140	(147,782)
MFS Growth Series Initial Class	21,230	19,161	2,069	4,848	27,768	(22,920)
MFS Investors Trust Series Initial Class	10,910	44,336	(33,426)	12,165	68,897	(56,732)
MFS New Discovery Series Initial Class	123,964	20,254	103,710	1,446	40,417	(38,971)
MFS Research Series Initial Class	394	15,666	(15,272)	3,188	5,209	(2,021)
MFS Total Return Series Initial Class	14,920	198,228	(183,308)	10,315	350,764	(340,449)
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	8,391	58,892	(50,501)	2,202	76,195	(73,993)
Van Kampen Life Investment Trust Government Portfolio Class II	1	56,926	(56,925)	63,218	62,224	994

B-33

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 6 — UNIT VALUES

The following represents amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contractholders’ accounts through redemption of units. The net assets disclosed in the table below represent only net assets in accumulation.

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)
2009	6,759,137	$40.57	$274,197,789	1.15%	0.18%	23.66%
2008	7,578,271	32.81	248,616,442	1.15%	1.17%	-30.44%
2007	8,709,478	47.16	410,739,891	1.15%	0.88%	13.86%
2006	10,107,546	41.42	418,639,145	1.15%	1.88%	15.92%
2005	12,370,020	35.73	442,001,465	1.15%	1.18%	3.10%
RS S&P 500 Index VIP Series
2009	792,043	$8.44	$6,688,062	1.15%	2.02%	24.80%
2008	921,377	6.77	6,234,205	1.15%	2.19%	-37.88%
2007	1,041,726	10.89	11,347,097	1.15%	1.59%	4.01%
2006	1,208,453	10.47	12,656,082	1.15%	1.58%	14.13%
2005	1,426,518	9.18	13,090,085	1.15%	1.56%	3.34%
RS Asset Allocation VIP Series(6)
2009	—	$—	$—	—	—	—
2008	161,495	7.63	1,232,652	1.15%	1.68%	-37.99%
2007	210,976	12.31	2,596,886	1.15%	2.16%	4.02%
2006	234,513	11.83	2,775,159	1.15%	3.52%	12.06%
2005	280,719	10.56	2,964,356	1.15%	0.69%	3.16%
RS High Yield Bond VIP Series
2009	274,973	$14.61	$4,016,143	1.15%	8.00%	36.51%
2008	210,315	10.70	2,250,159	1.15%	7.63%	-21.74%
2007	252,626	13.67	3,453,877	1.15%	7.16%	0.02%
2006	276,285	13.67	3,776,512	1.15%	7.20%	7.91%
2005	296,158	12.67	3,751,321	1.15%	5.85%	2.12%
RS Low Duration Bond VIP Series
2009	459,434	$11.57	$5,316,643	1.15%	2.69%	5.16%
2008	337,162	11.00	3,710,283	1.15%	4.34%	2.37%
2007	150,414	10.75	1,616,927	1.15%	4.67%	4.26%
2006	117,663	10.31	1,213,123	1.15%	4.20%	2.88%
2005	82,440	10.02	826,200	1.15%	2.50%	0.09%
RS Large Cap Value VIP Series(6)
2009	—	$—	$—	—	—	—
2008	141,665	8.33	1,180,251	1.15%	1.96%	-40.95%
2007	176,390	14.11	2,488,814	1.15%	1.08%	-0.80%
2006	236,299	14.22	3,360,894	1.15%	1.25%	16.93%
2005	148,132	12.16	1,801,776	1.15%	1.51%	8.37%
RS Partners VIP Series
2009	98,072	$11.16	$1,094,080	1.15%	0.00%	38.05%
2008	118,053	8.08	953,967	1.15%	0.00%	-34.76%
2007	129,408	12.39	1,602,828	1.15%	0.00%	-3.15%
2006	152,435	12.79	1,949,516	1.15%	0.24%	8.10%
2005	125,949	11.83	1,490,125	1.15%	0.14%	3.02%

B-34

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)
2009	1,164,476	$17.09	$19,902,970	1.15%	0.00%	35.57%
2008	1,293,207	12.61	16,303,403	1.15%	0.44%	-35.93%
2007	1,535,064	19.68	30,206,063	1.15%	0.77%	3.92%
2006	1,791,689	18.93	33,925,562	1.15%	0.00%	15.82%
2005	2,109,422	16.35	34,486,075	1.15%	0.21%	-0.99%
RS International Growth VIP Series
2009	2,429,241	$26.84	$65,207,198	1.15%	1.83%	37.39%
2008	2,764,102	19.54	54,005,417	1.15%	1.67%	-43.94%
2007	3,202,476	34.85	111,609,069	1.15%	3.30%	13.70%
2006	3,532,701	30.65	108,284,942	1.15%	1.15%	22.01%
2005	3,829,024	25.12	96,194,682	1.15%	1.59%	14.68%
RS Emerging Markets VIP Series
2009	1,193,803	$38.08	$45,456,690	1.15%	3.59%	94.11%
2008	1,280,502	19.62	25,118,539	1.15%	0.24%	-57.15%
2007	1,701,811	45.77	77,900,291	1.15%	2.05%	43.73%
2006	1,809,173	31.85	57,619,864	1.15%	0.65%	34.63%
2005	1,857,185	23.66	43,936,057	1.15%	1.02%	38.90%
RS Investment Quality Bond VIP Series
2009	2,345,967	$29.05	$68,147,912	1.15%	4.02%	9.92%
2008	2,510,317	26.43	66,341,274	1.15%	4.91%	-0.69%
2007	2,719,708	26.61	72,375,066	1.15%	4.28%	5.00%
2006	3,193,030	25.34	80,922,908	1.15%	4.21%	2.99%
2005	3,904,492	24.61	96,081,971	1.15%	3.76%	1.17%
RS MidCap Growth VIP Series (formerly RS MidCap Opportunties VIP Series)(4)(6)
2009	—	$—	$—	—	—	—
2008	6,875	4.77	32,797	1.15%	0.00%	-51.38%
2007	8,580	9.81	84,187	1.15%	0.00%	-1.88%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Global Natural Resources VIP Series(4)
2009	263,583	$8.74	$2,304,048	1.15%	0.00%	48.86%
2008	176,811	5.87	1,038,284	1.15%	0.00%	-45.11%
2007	36,246	10.70	387,746	1.15%	0.00%	6.98%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Value VIP Series(4)
2009	21,228	$7.33	$155,606	1.15%	0.36%	31.88%
2008	13,560	5.56	75,366	1.15%	0.00%	-41.15%
2007	16,793	9.44	158,606	1.15%	0.00%	-5.55%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Equity Dividend VIP Series(4)(6)
2009	—	$—	$—	—	—	—
2008	21,418	5.48	117,329	1.15%	1.46%	-41.45%
2007	14,193	9.36	132,787	1.15%	1.15%	-6.44%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-35

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
RS Technology VIP Series(4)(6)
2009	—	$—	$—	—	—	—
2008	13,510	4.98	67,241	1.15%	0.00%	-51.86%
2007	7,393	10.34	76,435	1.15%	0.00%	3.39%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Money Market VIP Series
2009	3,311,869	$16.50	$54,656,430	1.15%	0.07%	-1.09%
2008	4,926,214	16.69	82,197,727	1.15%	2.02%	0.88%
2007	3,965,796	16.54	65,593,381	1.15%	4.72%	3.49%
2006	3,542,188	15.98	56,609,266	1.15%	4.82%	3.33%
2005	3,408,889	15.47	52,722,715	1.15%	3.73%	1.51%
Gabelli Capital Asset Fund
2009	1,187,126	$30.64	$36,372,129	1.15%	0.80%	33.16%
2008	1,460,047	23.01	33,595,194	1.15%	0.74%	-41.12%
2007	1,858,444	39.08	72,624,312	1.15%	0.44%	7.88%
2006	2,145,345	36.22	77,712,302	1.15%	0.28%	20.53%
2005	2,520,400	30.05	75,746,622	1.15%	0.25%	0.86%
Value Line Centurion Fund
2009	1,437,166	$27.80	$39,953,306	1.15%	0.00%	9.81%
2008	1,618,792	25.32	40,982,717	1.15%	0.00%	-49.86%
2007	1,928,553	50.49	97,375,543	1.15%	0.00%	19.33%
2006	2,304,034	42.31	97,489,771	1.15%	0.00%	2.66%
2005	2,841,604	41.22	117,123,317	1.15%	0.00%	7.87%
Value Line Strategic Asset Management Trust
2009	4,182,820	$45.73	$191,277,736	1.15%	1.13%	19.76%
2008	4,910,726	38.18	187,505,344	1.15%	1.43%	-30.20%
2007	5,862,591	54.70	320,705,868	1.15%	0.94%	13.96%
2006	6,964,648	48.00	334,334,319	1.15%	0.92%	5.62%
2005	8,379,868	45.45	380,855,237	1.15%	0.45%	7.83%
AIM V.I. Capital Appreciation Fund Series I
2009	95,939	$6.21	$595,628	1.15%	0.63%	19.69%
2008	108,744	5.19	564,081	1.15%	0.00%	-43.16%
2007	143,696	9.13	1,311,296	1.15%	0.00%	10.73%
2006	167,583	8.24	1,381,135	1.15%	0.05%	5.08%
2005	218,789	7.84	1,716,016	1.15%	0.06%	7.58%
AIM V.I. Utilities Fund Series I
2009	265,831	$10.14	$2,695,670	1.15%	4.32%	13.61%
2008	383,886	8.93	3,426,537	1.15%	2.50%	-33.14%
2007	472,253	13.35	6,304,223	1.15%	1.91%	19.26%
2006	389,345	11.19	4,358,260	1.15%	3.68%	24.02%
2005	434,857	9.03	3,924,989	1.15%	3.28%	15.49%
AIM V.I. Core Equity Fund Series I
2009	109,938	$7.94	$873,273	1.15%	1.86%	26.82%
2008	126,738	6.26	793,803	1.15%	1.93%	-30.95%
2007	150,542	9.07	1,365,479	1.15%	1.00%	6.87%
2006	205,071	8.49	1,740,446	1.15%	1.57%	13.92%
2005	254,898	7.45	1,899,010	1.15%	0.77%	4.44%

B-36

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	68,983	$9.92	$684,552	1.15%	3.58%	18.97%
2008	89,282	8.34	744,744	1.15%	1.97%	-41.38%
2007	156,573	14.23	2,227,917	1.15%	1.25%	3.65%
2006	209,500	13.73	2,875,943	1.15%	1.16%	15.64%
2005	258,577	11.87	3,069,599	1.15%	1.28%	3.39%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	68,302	$10.44	$712,946	1.15%	0.00%	35.53%
2008	63,328	7.70	487,737	1.15%	0.00%	-40.51%
2007	85,060	12.95	1,101,305	1.15%	0.00%	12.31%
2006	82,383	11.53	949,751	1.15%	0.00%	-1.78%
2005	84,658	11.74	993,697	1.15%	0.00%	13.52%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	81,347	$10.27	$835,346	1.15%	0.00%	51.38%
2008	50,576	6.78	343,087	1.15%	0.00%	-48.07%
2007	93,629	13.06	1,223,091	1.15%	0.00%	18.52%
2006	55,236	11.02	608,832	1.15%	0.00%	7.14%
2005	69,367	10.29	713,659	1.15%	0.00%	2.46%
AllianceBernstein VPS Value Portfolio Class B
2009	101,556	$9.97	$1,012,994	1.15%	3.05%	19.65%
2008	171,190	8.34	1,427,188	1.15%	2.15%	-41.69%
2007	206,551	14.30	2,953,417	1.15%	1.19%	-5.27%
2006	252,256	15.09	3,807,458	1.15%	0.90%	19.64%
2005	230,130	12.62	2,903,346	1.15%	1.28%	4.27%
Davis Financial Portfolio
2009	108,793	$11.00	$1,196,197	1.15%	0.77%	39.56%
2008	126,762	7.88	998,710	1.15%	0.00%	-46.98%
2007	170,671	14.86	2,536,256	1.15%	0.98%	-7.13%
2006	227,110	16.00	3,633,934	1.15%	0.68%	17.14%
2005	210,668	13.66	2,877,565	1.15%	0.42%	9.05%
Davis Real Estate Portfolio
2009	275,934	$18.76	$5,176,049	1.15%	2.79%	30.21%
2008	341,760	14.41	4,923,376	1.15%	2.29%	-47.53%
2007	446,916	27.45	12,269,709	1.15%	3.23%	-16.45%
2006	710,307	32.86	23,341,773	1.15%	3.14%	32.83%
2005	653,977	24.74	16,179,353	1.15%	3.18%	11.84%
Davis Value Portfolio
2009	824,562	$10.50	$8,661,008	1.15%	0.85%	29.65%
2008	1,060,007	8.10	8,587,903	1.15%	0.89%	-41.01%
2007	1,371,302	13.73	18,834,251	1.15%	1.05%	3.43%
2006	1,669,348	13.28	22,166,471	1.15%	0.75%	13.68%
2005	1,789,363	11.68	20,901,088	1.15%	1.04%	8.18%
Fidelity VIP Contrafund Portfolio Service Class
2009	1,625,758	$12.68	$20,610,200	1.15%	1.29%	34.11%
2008	1,865,263	9.45	17,632,682	1.15%	0.81%	-43.28%
2007	2,265,528	16.67	37,755,494	1.15%	0.83%	16.16%
2006	2,491,843	14.35	35,750,852	1.15%	1.10%	10.31%
2005	2,569,297	13.01	33,417,928	1.15%	0.18%	15.50%

B-37

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
Fidelity VIP Equity-Income Portfolio Service Class
2009	495,791	$10.77	$5,338,178	1.15%	2.18%	28.54%
2008	616,287	8.38	5,162,372	1.15%	2.11%	-43.37%
2007	811,801	14.79	12,006,997	1.15%	1.59%	0.25%
2006	961,095	14.75	14,179,477	1.15%	3.18%	18.70%
2005	1,001,167	12.43	12,443,799	1.15%	1.59%	4.54%
Fidelity VIP Growth Opportunities Portfolio Service Class
2009	149,886	$7.31	$1,096,270	1.15%	0.40%	44.04%
2008	145,783	5.08	740,228	1.15%	0.36%	-55.58%
2007	136,861	11.43	1,564,413	1.15%	0.00%	21.63%
2006	91,985	9.40	864,473	1.15%	0.64%	4.09%
2005	114,439	9.03	1,033,228	1.15%	1.07%	7.61%
Fidelity VIP Mid Cap Portfolio Service Class
2009	1,018,341	$22.44	$22,853,742	1.15%	0.58%	38.41%
2008	1,218,948	16.21	19,764,948	1.15%	0.34%	-40.21%
2007	1,498,523	27.12	40,636,772	1.15%	0.72%	14.16%
2006	1,863,295	23.75	44,261,539	1.15%	0.27%	11.30%
2005	2,200,800	21.34	46,972,819	1.15%	0.00%	16.84%
Templeton Growth Securities Fund Class 2
2009	398,274	$11.55	$4,598,504	1.15%	3.15%	29.60%
2008	486,963	8.91	4,338,490	1.15%	1.74%	-42.99%
2007	628,738	15.63	9,825,453	1.15%	1.36%	1.17%
2006	725,467	15.45	11,205,929	1.15%	1.29%	20.41%
2005	644,001	12.83	8,261,573	1.15%	1.14%	7.61%
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)
2009	316,136	$6.89	$2,178,179	1.15%	0.00%	43.16%
2008	461,345	4.81	2,220,341	1.15%	0.26%	-44.37%
2007	409,547	8.65	3,543,210	1.15%	0.21%	20.64%
2006	425,977	7.17	3,054,911	1.15%	0.00%	12.31%
2005	490,792	6.39	3,134,076	1.15%	0.00%	11.02%
Janus Aspen Forty Portfolio Institutional Shares
2009	517,494	$10.81	$5,594,670	1.15%	0.04%	44.65%
2008	483,938	7.47	3,616,869	1.15%	0.14%	-44.79%
2007	464,491	13.54	6,288,397	1.15%	0.37%	35.42%
2006	410,639	10.00	4,105,343	1.15%	0.35%	8.09%
2005	450,343	9.25	4,165,379	1.15%	0.22%	11.55%
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)
2009	118,339	$6.99	$826,674	1.15%	0.54%	34.78%
2008	149,546	5.18	775,077	1.15%	0.70%	-40.41%
2007	202,528	8.70	1,761,640	1.15%	0.72%	13.77%
2006	213,058	7.65	1,628,945	1.15%	0.47%	10.10%
2005	262,115	6.94	1,820,212	1.15%	0.33%	3.09%
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)
2009	235,903	$6.46	$1,524,690	1.15%	1.41%	36.12%
2008	266,219	4.75	1,264,077	1.15%	1.08%	-45.30%
2007	405,092	8.68	3,516,401	1.15%	0.76%	8.37%
2006	436,781	8.01	3,498,737	1.15%	1.73%	16.84%
2005	539,766	6.86	3,700,369	1.15%	1.34%	4.65%

B-38

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
REGULAR CONTRACT
MFS Growth Series Initial Class
2009	130,004	$6.66	$866,344	1.15%	0.31%	36.09%
2008	123,550	4.90	604,980	1.15%	0.23%	-38.14%
2007	147,982	7.92	1,171,366	1.15%	0.00%	19.78%
2006	163,790	6.61	1,082,403	1.15%	0.00%	6.65%
2005	217,869	6.20	1,349,967	1.15%	0.00%	7.93%
MFS Investors Trust Series Initial Class
2009	408,454	$12.10	$4,942,139	1.15%	1.71%	25.44%
2008	440,273	9.65	4,246,786	1.15%	0.86%	-33.85%
2007	488,501	14.58	7,123,364	1.15%	0.79%	9.04%
2006	430,717	13.37	5,760,179	1.15%	0.50%	11.69%
2005	475,922	11.97	5,698,321	1.15%	0.56%	6.08%
MFS New Discovery Series Initial Class
2009	218,347	$10.67	$2,329,801	1.15%	0.00%	61.31%
2008	122,045	6.61	807,301	1.15%	0.00%	-40.03%
2007	156,448	11.03	1,725,626	1.15%	0.00%	1.34%
2006	209,784	10.88	2,283,382	1.15%	0.00%	11.91%
2005	264,168	9.73	2,569,213	1.15%	0.00%	4.04%
MFS Research Series Initial Class
2009	45,382	$8.43	$382,446	1.15%	1.54%	29.04%
2008	58,091	6.53	379,359	1.15%	0.55%	-36.82%
2007	57,601	10.34	595,413	1.15%	0.68%	11.90%
2006	53,383	9.24	493,122	1.15%	0.50%	9.21%
2005	81,763	8.46	691,605	1.15%	0.49%	6.57%
MFS Total Return Series Initial Class
2009	1,055,993	$13.73	$14,498,333	1.15%	3.90%	16.67%
2008	1,234,297	11.77	14,524,783	1.15%	3.16%	-23.03%
2007	1,561,300	15.29	23,870,136	1.15%	2.62%	3.02%
2006	1,812,177	14.84	26,894,448	1.15%	2.34%	10.61%
2005	2,079,296	13.42	27,899,281	1.15%	2.02%	1.64%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2009	207,106	$12.15	$2,516,189	1.15%	3.57%	22.68%
2008	255,086	9.90	2,526,126	1.15%	1.89%	-32.99%
2007	317,044	14.78	4,685,518	1.15%	1.47%	1.34%
2006	373,961	14.58	5,453,375	1.15%	0.98%	14.64%
2005	358,880	12.72	4,565,099	1.15%	0.77%	8.46%
Van Kampen Life Investment Trust Government Portfolio Class II
2009	198,791	$12.06	$2,396,450	1.15%	6.30%	-0.30%
2008	252,635	12.09	3,054,711	1.15%	4.62%	0.34%
2007	249,493	12.05	3,006,414	1.15%	4.45%	5.79%
2006	249,789	11.39	2,845,367	1.15%	4.30%	1.92%
2005	295,989	11.18	3,308,063	1.15%	3.82%	2.09%

B-39

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)
2009	1,298,606	$11.29	$14,660,019	1.45%	0.18%	23.28%
2008	1,503,951	9.16	13,771,534	1.45%	1.17%	-30.65%
2007	1,877,539	13.20	24,789,194	1.45%	0.88%	13.52%
2006	2,150,354	11.63	25,009,609	1.45%	1.88%	15.57%
2005	2,571,424	10.06	25,878,239	1.45%	1.18%	2.79%
RS S&P 500 Index VIP Series
2009	25,712	$8.20	$210,935	1.45%	2.02%	24.42%
2008	36,847	6.59	242,952	1.45%	2.19%	-38.07%
2007	49,032	10.65	522,026	1.45%	1.59%	3.69%
2006	73,860	10.27	758,346	1.45%	1.58%	13.79%
2005	146,648	9.02	1,323,216	1.45%	1.56%	3.01%
RS Asset Allocation VIP Series(6)
2009	—	$—	$—	—	—	—
2008	15,019	7.44	111,711	1.45%	1.68%	-38.18%
2007	20,389	12.03	245,300	1.45%	2.16%	3.70%
2006	23,569	11.60	273,427	1.45%	3.52%	11.73%
2005	21,565	10.38	223,920	1.45%	0.69%	2.85%
RS High Yield Bond VIP Series
2009	8,014	$14.19	$113,715	1.45%	8.00%	36.10%
2008	8,247	10.43	85,981	1.45%	7.63%	-21.98%
2007	9,327	13.36	124,636	1.45%	7.16%	-0.28%
2006	22,047	13.40	295,436	1.45%	7.20%	7.59%
2005	23,383	12.46	291,234	1.45%	5.85%	1.81%
RS Low Duration Bond VIP Series
2009	19,181	$11.38	$218,214	1.45%	2.69%	4.84%
2008	12,788	10.85	138,760	1.45%	4.34%	2.06%
2007	5,049	10.63	53,677	1.45%	4.67%	3.95%
2006	7,927	10.23	81,078	1.45%	4.20%	2.57%
2005	7,605	9.97	75,832	1.45%	2.50%	-0.21%
RS Large Cap Value VIP Series(6)
2009	—	$—	$—	—	—	—
2008	20,806	8.22	170,919	1.45%	1.96%	-41.13%
2007	25,037	13.95	349,390	1.45%	1.08%	-1.10%
2006	26,899	14.11	379,526	1.45%	1.25%	16.59%
2005	12,749	12.10	154,296	1.45%	1.51%	8.04%
RS Partners VIP Series
2009	9,983	$10.97	$109,481	1.45%	0.00%	37.64%
2008	17,305	7.97	137,891	1.45%	0.00%	-34.95%
2007	26,889	12.25	329,391	1.45%	0.00%	-3.44%
2006	28,496	12.69	361,525	1.45%	0.24%	7.77%
2005	23,562	11.77	277,364	1.45%	0.14%	2.71%
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)
2009	71,931	$14.78	$1,063,089	1.45%	0.00%	35.17%
2008	65,449	10.93	715,626	1.45%	0.44%	-36.12%
2007	98,566	17.12	1,687,239	1.45%	0.77%	3.61%
2006	128,159	16.52	2,117,394	1.45%	0.00%	15.47%
2005	164,111	14.31	2,348,059	1.45%	0.21%	-1.29%

B-40

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
RS International Growth VIP Series
2009	206,728	$15.43	$3,189,129	1.45%	1.83%	36.97%
2008	262,626	11.26	2,957,827	1.45%	1.67%	-44.11%
2007	320,241	20.15	6,452,859	1.45%	3.30%	13.36%
2006	382,745	17.78	6,803,572	1.45%	1.15%	21.64%
2005	428,400	14.61	6,260,121	1.45%	1.59%	14.34%
RS Emerging Markets VIP Series
2009	52,343	$37.35	$1,955,101	1.45%	3.59%	93.53%
2008	63,869	19.30	1,232,675	1.45%	0.24%	-57.28%
2007	91,761	45.17	4,145,189	1.45%	2.05%	43.30%
2006	98,589	31.52	3,108,016	1.45%	0.65%	34.22%
2005	114,025	23.49	2,678,135	1.45%	1.02%	38.48%
RS Investment Quality Bond VIP Series
2009	277,405	$16.47	$4,570,185	1.45%	4.02%	9.59%
2008	282,351	15.03	4,244,609	1.45%	4.91%	-0.99%
2007	332,046	15.18	5,041,578	1.45%	4.28%	4.69%
2006	423,304	14.50	6,139,419	1.45%	4.21%	2.68%
2005	551,946	14.12	7,796,231	1.45%	3.76%	0.87%
RS MidCap Growth VIP Series (formerly RS MidCap Opportunties VIP Series)(4)(5)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Global Natural Resources VIP Series(4)
2009	7,890	$8.68	$68,470	1.45%	0.00%	48.41%
2008	4,411	5.85	25,793	1.45%	0.00%	-45.27%
2007	682	10.68	7,290	1.45%	0.00%	6.84%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Value VIP Series(4)
2009	2,228	$7.28	$16,216	1.45%	0.36%	31.49%
2008	—	—	—	—	—	—
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Equity Dividend VIP Series(4)(6)
2009	—	$—	$—	—	—	—
2008	663	5.45	3,619	1.45%	1.46%	-41.62%
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Technology VIP Series(4)(6)
2009	—	$—	$—	—	—	—
2008	14	4.96	69	1.45%	0.00%	-52.01%
2007	14	10.33	148	1.45%	0.00%	3.26%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Money Market VIP Series
2009	156,210	$12.04	$1,880,601	1.45%	0.07%	-1.39%
2008	493,818	12.21	6,028,890	1.45%	2.02%	0.58%
2007	350,644	12.14	4,256,266	1.45%	4.72%	3.18%
2006	382,305	11.76	4,497,428	1.45%	4.82%	3.02%
2005	365,025	11.42	4,168,213	1.45%	3.73%	1.21%

B-41

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
Gabelli Capital Asset Fund
2009	171,134	$18.91	$3,235,723	1.45%	0.80%	32.76%
2008	216,179	14.24	3,078,876	1.45%	0.74%	-41.30%
2007	323,796	24.26	7,855,655	1.45%	0.44%	7.56%
2006	366,356	22.56	8,263,789	1.45%	0.28%	20.17%
2005	455,751	18.77	8,554,787	1.45%	0.25%	0.56%
Value Line Centurion Fund
2009	145,623	$8.12	$1,182,393	1.45%	0.00%	9.48%
2008	172,225	7.42	1,277,311	1.45%	0.00%	-50.01%
2007	228,551	14.84	3,390,819	1.45%	0.00%	18.97%
2006	303,842	12.47	3,789,005	1.45%	0.00%	2.35%
2005	387,039	12.18	4,715,693	1.45%	0.00%	7.55%
Value Line Strategic Asset Management Trust
2009	805,851	$15.92	$12,832,945	1.45%	1.13%	19.41%
2008	942,728	13.34	12,572,863	1.45%	1.43%	-30.41%
2007	1,114,153	19.16	21,352,659	1.45%	0.94%	13.61%
2006	1,376,525	16.87	23,219,868	1.45%	0.92%	5.31%
2005	1,650,521	16.02	26,438,830	1.45%	0.45%	75.50%
AIM V.I. Capital Appreciation Fund Series I
2009	1,646	$6.03	$9,925	1.45%	0.63%	19.33%
2008	1,648	5.05	8,330	1.45%	0.00%	-43.33%
2007	2,517	8.92	22,454	1.45%	0.00%	10.39%
2006	4,716	8.08	38,105	1.45%	0.05%	4.76%
2005	10,271	7.71	79,209	1.45%	0.06%	7.26%
AIM V.I. Utilities Fund Series I
2009	27,231	$9.85	$268,282	1.45%	4.32%	13.27%
2008	31,892	8.70	277,395	1.45%	2.50%	-33.34%
2007	50,481	13.05	658,668	1.45%	1.91%	18.90%
2006	46,048	10.97	505,332	1.45%	3.68%	23.65%
2005	39,586	8.88	351,335	1.45%	3.28%	15.14%
AIM V.I. Core Equity Fund Series I
2009	11,692	$7.72	$90,230	1.45%	1.86%	26.44%
2008	14,517	6.10	88,603	1.45%	1.93%	-31.16%
2007	16,920	8.87	150,001	1.45%	1.00%	6.55%
2006	19,793	8.32	164,680	1.45%	1.57%	13.58%
2005	21,865	7.33	160,175	1.45%	0.77%	4.13%
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	6,330	$9.70	$61,386	1.45%	3.58%	18.61%
2008	7,099	8.18	58,037	1.45%	1.97%	-41.55%
2007	13,043	13.99	182,462	1.45%	1.25%	3.34%
2006	13,053	13.54	176,694	1.45%	1.16%	15.29%
2005	14,613	11.74	171,569	1.45%	1.28%	3.08%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	3,231	$10.20	$32,953	1.45%	0.00%	35.12%
2008	3,063	7.55	23,120	1.45%	0.00%	-40.69%
2007	3,959	12.73	50,390	1.45%	0.00%	11.97%
2006	6,053	11.37	68,813	1.45%	0.00%	-2.08%
2005	2,424	11.61	28,136	1.45%	0.00%	13.18%

B-42

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	7,328	$10.03	$73,539	1.45%	0.00%	50.93%
2008	13,199	6.65	87,759	1.45%	0.00%	-48.23%
2007	12,926	12.84	166,003	1.45%	0.00%	18.16%
2006	14,458	10.87	157,135	1.45%	0.00%	6.81%
2005	15,105	10.18	153,695	1.45%	0.00%	2.15%
AllianceBernstein VPS Value Portfolio Class B
2009	1,429	$9.75	$13,930	1.45%	3.05%	19.29%
2008	2,746	8.17	22,438	1.45%	2.15%	-41.87%
2007	8,562	14.06	120,363	1.45%	1.19%	-5.55%
2006	11,950	14.88	177,856	1.45%	0.90%	19.28%
2005	7,055	12.48	88,032	1.45%	1.28%	3.96%
Davis Financial Portfolio
2009	6,874	$10.68	$73,432	1.45%	0.77%	39.14%
2008	14,111	7.68	108,334	1.45%	0.00%	-47.14%
2007	15,758	14.52	228,883	1.45%	0.98%	-7.41%
2006	20,294	15.69	318,335	1.45%	0.68%	16.79%
2005	10,710	13.43	143,842	1.45%	0.42%	6.81%
Davis Real Estate Portfolio
2009	12,424	$18.22	$226,425	1.45%	2.79%	29.82%
2008	15,718	14.04	220,651	1.45%	2.29%	-47.69%
2007	29,727	26.83	797,688	1.45%	3.23%	-16.71%
2006	44,058	32.22	1,419,387	1.45%	3.14%	32.43%
2005	53,838	24.33	1,309,723	1.45%	3.18%	11.50%
Davis Value Portfolio
2009	61,219	$10.20	$624,739	1.45%	0.85%	29.26%
2008	76,060	7.89	600,485	1.45%	0.89%	-41.19%
2007	98,183	13.42	1,318,050	1.45%	1.05%	3.12%
2006	111,817	13.02	1,455,596	1.45%	0.75%	13.34%
2005	113,880	11.49	1,307,993	1.45%	1.04%	7.86%
Fidelity VIP Contrafund Portfolio Service Class
2009	123,167	$12.32	$1,516,991	1.45%	1.29%	33.70%
2008	152,315	9.21	1,403,091	1.45%	0.81%	-43.45%
2007	228,705	16.29	3,725,307	1.45%	0.83%	15.81%
2006	298,676	14.07	4,200,935	1.45%	1.10%	9.98%
2005	264,776	12.79	3,386,326	1.45%	0.18%	15.16%
Fidelity VIP Equity-Income Portfolio Service Class
2009	29,263	$10.46	$306,112	1.45%	2.18%	28.15%
2008	37,364	8.16	304,991	1.45%	2.11%	-43.54%
2007	64,123	14.46	926,989	1.45%	1.59%	-0.05%
2006	63,918	14.46	924,476	1.45%	3.18%	18.34%
2005	76,681	12.22	937,177	1.45%	1.59%	4.23%
Fidelity VIP Growth Opportunities Portfolio Service Class
2009	5,172	$7.11	$36,753	1.45%	0.40%	43.61%
2008	3,549	4.95	17,560	1.45%	0.36%	-55.71%
2007	2,222	11.17	24,821	1.45%	0.00%	21.26%
2006	4,267	9.21	39,311	1.45%	0.64%	3.78%
2005	4,876	8.88	43,292	1.45%	1.07%	7.29%

B-43

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
Fidelity VIP Mid Cap Portfolio Service Class
2009	59,180	$21.80	$1,290,339	1.45%	0.58%	37.99%
2008	66,931	15.80	1,057,571	1.45%	0.34%	-40.39%
2007	112,964	26.51	2,994,167	1.45%	0.72%	13.82%
2006	144,094	23.29	3,355,641	1.45%	0.27%	10.96%
2005	186,800	20.99	3,920,422	1.45%	0.00%	16.49%
Templeton Growth Securities Fund Class 2
2009	41,793	$11.28	$471,539	1.45%	3.15%	29.21%
2008	49,709	8.73	434,076	1.45%	1.74%	-43.16%
2007	58,838	15.36	903,947	1.45%	1.36%	0.87%
2006	68,905	15.23	1,049,500	1.45%	1.29%	20.05%
2005	70,136	12.69	889,872	1.45%	1.14%	7.29%
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)
2009	22,424	$6.69	$150,105	1.45%	0.00%	42.73%
2008	26,343	4.69	123,546	1.45%	0.26%	-44.54%
2007	30,347	8.46	256,616	1.45%	0.21%	20.28%
2006	32,494	7.03	228,455	1.45%	0.00%	11.97%
2005	41,609	6.28	261,271	1.45%	0.00%	10.68%
Janus Aspen Forty Portfolio Institutional Shares
2009	29,943	$10.50	$314,507	1.45%	0.04%	44.22%
2008	29,842	7.28	217,338	1.45%	0.14%	-44.96%
2007	28,531	13.23	377,535	1.45%	0.37%	35.01%
2006	26,163	9.80	256,421	1.45%	0.35%	7.76%
2005	37,772	9.09	343,537	1.45%	0.22%	11.21%
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)
2009	12,663	$6.79	$85,942	1.45%	0.54%	34.38%
2008	17,366	5.05	87,707	1.45%	0.70%	-40.59%
2007	15,954	8.50	135,636	1.45%	0.72%	13.43%
2006	17,697	7.50	132,642	1.45%	0.47%	9.77%
2005	21,281	6.83	145,316	1.45%	0.33%	2.78%
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)
2009	18,343	$6.28	$115,182	1.45%	1.41%	35.71%
2008	19,108	4.63	88,414	1.45%	1.08%	-45.46%
2007	28,017	8.48	237,709	1.45%	0.76%	8.04%
2006	28,758	7.85	225,833	1.45%	1.73%	16.49%
2005	37,329	6.74	251,636	1.45%	1.34%	4.33%
MFS Growth Series Initial Class
2009	5,546	$6.47	$35,907	1.45%	0.31%	35.68%
2008	9,931	4.77	47,386	1.45%	0.23%	-38.33%
2007	8,419	7.74	65,136	1.45%	0.00%	19.42%
2006	15,881	6.48	102,887	1.45%	0.00%	6.33%
2005	19,481	6.09	118,696	1.45%	0.00%	7.61%
MFS Investors Trust Series Initial Class
2009	19,031	$11.96	$227,665	1.45%	1.71%	25.06%
2008	20,638	9.57	197,404	1.45%	0.86%	-34.05%
2007	29,142	14.50	422,675	1.45%	0.79%	8.71%
2006	32,105	13.34	428,345	1.45%	0.50%	11.36%
2005	41,309	11.98	494,921	1.45%	0.56%	5.76%

B-44

The Guardian Separate Account D

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER
MFS New Discovery Series Initial Class
2009	12,208	$10.37	$126,554	1.45%	0.00%	60.83%
2008	4,800	6.45	30,941	1.45%	0.00%	-40.21%
2007	9,368	10.78	100,993	1.45%	0.00%	1.03%
2006	14,033	10.67	149,744	1.45%	0.00%	11.58%
2005	14,859	9.56	142,098	1.45%	0.00%	3.72%
MFS Research Series Initial Class
2009	42	$8.19	$348	1.45%	1.54%	28.66%
2008	2,605	6.36	16,575	1.45%	0.55%	-37.01%
2007	5,116	10.10	51,692	1.45%	0.68%	11.57%
2006	6,855	9.06	62,074	1.45%	0.50%	8.98%
2005	10,440	8.31	86,833	1.45%	0.49%	6.15%
MFS Total Return Series Initial Class
2009	61,147	$13.34	$815,635	1.45%	3.90%	16.32%
2008	66,151	11.47	758,573	1.45%	3.16%	-23.26%
2007	79,597	14.94	1,189,438	1.45%	2.62%	2.71%
2006	104,026	14.55	1,513,512	1.45%	2.34%	10.28%
2005	128,784	13.19	1,699,122	1.45%	2.02%	1.33%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2009	12,585	$11.87	$149,407	1.45%	3.57%	22.31%
2008	15,106	9.71	146,625	1.45%	1.89%	-33.19%
2007	27,141	14.53	394,330	1.45%	1.47%	1.04%
2006	43,494	14.38	625,420	1.45%	0.98%	14.30%
2005	45,817	12.58	576,411	1.45%	0.77%	8.13%
Van Kampen Life Investment Trust Government Portfolio Class II
2009	4,788	$11.78	$56,405	1.45%	6.30%	-0.60%
2008	7,869	11.85	93,254	1.45%	4.62%	0.04%
2007	10,017	11.85	118,665	1.45%	4.45%	5.47%
2006	16,634	11.23	186,839	1.45%	4.30%	1.62%
2005	21,537	11.05	238,062	1.45%	3.82%	1.78%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2009, 2008, 2007, 2006 and 2005, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including charges in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations on July 31, 2007.
(5)	No contracts with this rider investing in this investment division.
(6)	Refer to Note 4.

B-45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account D:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account D at December 31, 2009 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 19, 2010

B-46

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,777 million; $1,719 million, respectively)	$1,840	$1,610
Affiliated mutual funds, available for sale, at fair value (cost $24 million; $1 million, respectively)	20	1
Trading securities, at fair value (cost $3 million; $20 million, respectively)	3	20
Preferred stock, available for sale, at fair value (amortized cost $5 million; $7 million, respectively)	5	5
Policy loans	99	101
Cash and cash equivalents	114	182
Other invested assets	2	2

Total invested assets	2,083	1,921

Deferred policy acquisition costs	293	349
Investment income due and accrued	28	28
Reinsurance recoverable and other assets	139	300
Accounts receivable	16	12
Current income tax receivable	—	14
Separate account assets	6,992	5,386

Total assets	$9,551	$8,010

Liabilities:
Future policy benefits and other policyholder liabilities	$1,881	$2,036
Due to Guardian Life Insurance Company of America and its affiliates	20	20
Current income tax payable	8	—
Deferred income tax liability	58	9
Accrued expenses and other liabilities	147	209
Separate account liabilities	6,992	5,386

Total liabilities	9,106	7,660

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	195
Retained earnings	224	195
Accumulated other comprehensive income (loss), net of deferred taxes	24	(45)

Total stockholder’s equity before noncontrolling interest	445	347
Noncontrolling interest	—	3

Total stockholder’s equity	445	350

Total liabilities and stockholder’s equity	$9,551	$8,010

See notes to consolidated financial statements.

B-47

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Revenues:
Net investment income	$98	$102	$110
Net realized gains (losses) on investments	20	(44)	6
Administrative service fees	211	224	255
Reserve adjustment on reinsurance ceded and other	(18)	(18)	(17)

Total revenues	311	264	354

Benefits and expenses:
Policyholder benefits	72	91	90
Amortization of deferred policy acquisition costs	75	119	70
Other operating costs and expenses	126	200	182

Total benefits and expenses	273	410	342

Income (loss) before income taxes and noncontrolling interest	38	(146)	12

Income taxes:
Current (benefit) expense	(2)	(28)	3
Deferred expense (benefit)	11	(23)	(5)

Total income tax expense (benefit)	9	(51)	(2)

Income (loss) before noncontrolling interest	29	(95)	14

Noncontrolling interest, net of taxes	—	1	—

Net income (loss) available to the Company	29	(94)	14

Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of deferred taxes	69	(43)	1

Comprehensive income (loss)	$98	$(137)	$15

See notes to consolidated financial statements.

B-48

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Retained Earnings	Acumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity before Non- controlling Interest	Non- controlling Interest	Total Stockholder’s Equity
	(In millions)

Balance, December 31, 2006	$2	$173	$282	$(9)	$448	$—	$448
Comprehensive income:
Net income	—	—	14	—	14	—	14
Prior period and change in unrealized investment gains (losses) on available-for-sale securities (See Note 2)	—	—	(7)	7	—	—	—
Change in noncontrolling interest ownership	—	—	—	—	—	3	3

Balance, December 31, 2007	$2	$173	$289	$(2)	$462	$3	$465
Comprehensive income:
Capital contribution	—	22	—	—	22	—	22
Net loss	—	—	(94)	—	(94)	(1)	(95)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	—	(43)	(43)	—	(43)
Change in noncontrolling interest ownership	—	—	—	—	—	1	1

Balance, December 31, 2008	$2	$195	$195	$(45)	$347	$3	$350
Comprehensive income:
Net income	—	—	29	—	29	—	29
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	69	69	—	69
Change in noncontrolling interest ownership	—	—	—	—	—	(3)	(3)

Balance, December 31, 2009	$2	$195	$224	$24	$445	$—	$445

See notes to consolidated financial statements.

B-49

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Operating activities:
Net income (loss)	$29	$(94)	$14
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	7	8	9
Net realized (gains) losses on investments	(52)	58	(5)
Provision for deferred federal income taxes	11	(23)	(6)
Changes in
Trading securities	18	(12)	(16)
Deferred policy acquisition costs	(27)	50	(15)
Investment income due and accrued	—	—	5
Reinsurance recoverable and other	8	(76)	23
Current income taxes liability (receivable), net	22	(6)	(11)
Accounts receivable	(4)	2	3
Future policy benefits and other policyholder liabilities	121	67	(161)
Due to Guardian Life Insurance Company of America and its affiliates	—	1	1
Accrued expenses and other liabilities	(62)	84	(9)

Net cash provided by (used in) operating activities	71	59	(168)

Investment activities:
Proceeds from investments sold or matured
Bonds	446	428	753
Affiliated mutual funds	—	—	14
Preferred stocks	—	—	1
Investments purchased
Bonds	(514)	(459)	(556)
Affiliated mutual funds	(9)	—	(4)
Transferred (to) from affiliated mutual funds (from) to trading securities	(7)	11	—
Change in policy loans, net	2	(5)	(5)

Net cash (used in) provided by investing activities	(82)	(25)	203

Financing activities:
Additions to policyholder contract deposits	167	117	133
Withdrawals from policyholder contract deposits	(224)	(210)	(329)
Additional paid in capital	—	22	—

Net cash used in financing activities	(57)	(71)	(196)

Net decrease in cash and cash equivalents	(68)	(37)	(161)

Cash and cash equivalents, at beginning of year	182	219	380

Cash and cash equivalents, at end of year	$114	$182	$219

Supplemental disclosure:
Federal income taxes (recovered) paid	$(29)	$(26)	$1

See notes to consolidated financial statements.

B-50

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian (see Note 10). As of December 31, 2009, the Company has established seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, affiliated mutual funds and preferred stocks are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive income (loss).” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and if management has the intent to sell the security or would be required to sell the security before it recovers its cost basis. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are primarily investments in affiliated mutual funds; these include consolidated mutual funds where the Company has a controlling financial interest (greater than 50%) and equity method mutual funds where the Company has at least 20% ownership. Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains (losses) on investments

Gains and (losses) on investments are computed using the specific identification method. “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows GAAP accounting guidance for insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, which provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts.

Costs associated primarily with and that vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss)”.

B-52

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over twenty-five years, which is a reasonable estimate of the life of the contract. Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2009 and 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other assets

Reinsurance recoverable and other assets consist primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable by the general account from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of unearned revenue reserve, reinsurance payables, outstanding checks, contingent tax liability, payables to custodians, and commissions payable.

Noncontrolling Interest

Noncontrolling interest represents the share of income belonging to noncontrolling owners in the consolidated mutual funds of the Company. Noncontrolling interest income (expense), net of tax, was $1 million and ($0.1) million for years ended December 31, 2008 and 2007, respectively, in the Consolidated Statements of income and Comprehensive Income. Noncontrolling interest equity was $3 million at December 31, 2008. There were no such balances in 2009 (see Note 10).

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

B-53

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred Federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

The Company follows GAAP accounting guidance related to accounting for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. GAAP also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

B-54

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

Codification

In June 2009, the Financial Accounting Standards Board (the “FASB”) released FASB Accounting Standards CodificationTM (“Codification”). All existing accounting standard documents were superceded and Codification became the sole source of authoritative non-governmental GAAP. Codification does not change existing GAAP guidance but instead provides a consistent organizational structure to simplify user access to its contents. Hereafter, the FASB will not issue new authoritative standards in the form of statements, FASB Staff Position (FSPs) or Emerging Issues Task Force (EITF) abstracts, but will update the Codification. Codification did not result in any change in the Company’s significant accounting policies.

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued updated guidance related to the accounting for transfers of financial assets. This updated guidance revises current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The Company is currently assessing the impact of this updated guidance on the Company’s consolidated financial statements.

Amendments to Consolidation Guidance for Variable Interest Entities

In June 2009, the FASB issued updated guidance which eliminates the exemption for qualifying special-purpose entities (“QSPEs”), as well as amends the consolidation guidance for variable interest entities (“VIEs”). This updated guidance removes the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIE’s activities and, whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. This updated guidance also requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The implementation of this guidance will not impact the Company’s consolidated financial statements.

B-55

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Business Combinations

Effective January 1, 2009, the Company adopted new accounting guidance related to business combinations and accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The new accounting guidance retains the fundamental requirements which require the acquisition method of accounting for business combination. The new accounting guidance broadens the scope and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and definition of a business. In April 2009, the FASB issued new guidance related to the recognition and measurement of contingencies acquired in a business combination. The new accounting guidance clarifies that contingent assets acquired and liabilities assumed in a business combination are measured at the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available at the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized at the acquisition date based on the estimated amount. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement as there have been no acquisitions during 2009.

Equity Method Investment Accounting

Effective January 1, 2009, the Company adopted new accounting guidance related to equity method accounting including how an equity method investment should initially be measured, how it should be tested for impairment and how changes in classification from equity method to cost method should be treated. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement.

Noncontrolling Interests in Consolidated Financial Statements

Effective January 1, 2009, the Company adopted new accounting guidance on noncontrolling interests in consolidated financial statements. This new accounting guidance establishes accounting and reporting standards for noncontrolling interest in a subsidiary and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity should be reported as equity, separate from the parent’s equity, in the consolidated financial statements. In addition, consolidated net income should be adjusted to include the net income attributable to the noncontrolling interest. This new accounting guidance required retrospective adoption of the presentation and disclosure requirements for existing noncontrolling interests. Adoption did not have an impact on the Company’s consolidated financial statements.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions

Effective January 1, 2009, the Company adopted new accounting guidance related to accounting for transfers of financial assets and repurchase financing transactions. The new accounting guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statements.

Disclosures about Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. The new accounting guidance required enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. See Note 3 and Note 4 for disclosures required by this new accounting guidance.

Subsequent Events

Effective December 31, 2009, the Company adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Company’s financial statements.

Recognition and Presentation of Other-Than-Temporary Impairments

During 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. The new accounting guidance amends existing guidance on other-than-temporary impairments for debt securities and requires the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery. This new accounting guidance requires presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and expanded disclosures. The adoption of this guidance did not have a material impact to the Company’s consolidated financial statements. See Note 3 for further information regarding the implementation of this accounting guidance.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2009, to comply with newly issued accounting guidance, the Company correctly reflected noncontrolling interest, which had previously been reported as “Accrued expenses and other liabilities and Net realized gains (losses) on investments” in the Consolidated Balance Sheets and the Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, noncontrolling interest has been revised in the 2008 Consolidated Balance Sheets, Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Changes in Stockholder’s Equity, and Consolidated Statements of Cash Flows. Total revenues decreased by $2 million and deferred income tax benefit increased by $1 million in 2008. There was no effect on the total Company’s earnings and stockholder’s equity. There were no such reclasses for 2007.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for the years ended December 31, 2009 or 2008.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS AND DERIVATIVE INSTRUMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stocks and affiliated mutual funds as of December 31:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
	(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
State Territories	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks	$5	$—	$—	$5

Affiliated Mutual Funds	$24	$—	$(4)	$20

Trading Securities	$3	$—	$—	$3

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2008		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

Trading Securities	$20	$—	$—	$20

The amortized cost and estimated fair value of bonds at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$171	$174
Due after one year through five years	1,330	1,386
Due after five years through ten years	111	114
Due after ten years	68	69
Sinking fund bonds, mortgage backed securities and asset backed securities	97	97

Total	$1,777	$1,840

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Proceeds from the sales and maturities of bonds amounted to $446 million, $428 million and $753 million for the years ended December 31, 2009, 2008 and 2007, respectively. Gross gains of $1 million, $1 million and $3 million and gross losses of $3 million, $16 million and $2 million were realized on sales and prepayments of bonds for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2009, proceeds from sales and maturity of investment in affiliated mutual funds amounted to $8 million. Gross losses of $4 million were realized on sales of affiliated mutual funds in 2009. For the year ended December 31, 2008, there were no sales of affiliated mutual funds. In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10).

In 2009 or 2008, there were no sales of preferred stocks. In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December, 31 2009 and 2008, were as follows:

December 31, 2009	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
State Territories	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)

Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total temporarily impaired securities	$140	$(3)	$128	$(12)	$268	$(15)

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

As of each balance sheet date, the Company evaluates securities holdings in an unrealized loss position. Where we have the intent to sell the security or would be required to sell the security before it recovers its cost, we record the realized loss in net income. When there has been an adverse change in underlying cash flows on lower quality securities holdings that represent an interest in securitized financial assets, we record the realized loss in net income.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a

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(continued)

security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. We measure impairment charges based upon the difference between the book value of a security and its fair value. We generally intend to hold securities that are in an unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does not hold any asset-back securities (ABS) with sub-prime mortgage exposure as of December 31, 2009.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit features (“GMWB riders”). These guaranteed minimum benefit riders are considered embedded derivatives. The GMWB riders are carried at fair value and reported in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. Changes in the fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The Company enters into Standard and Poors (“S&P”) 500 future contracts and U.S. Treasury futures contracts to mitigate exposure to market fluctuations for the Company’s GMWB product. These futures contracts are traded on an exchange that requires daily settling through participant’s collateral accounts which mitigates the Company’s exposure to default by the counter party. These derivative contracts are not designated as hedging instruments for the purpose of hedge accounting under GAAP. The futures contracts are reported at fair value in “Accrued expenses and other liabilities”. Changes in fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

In addition to the using S&P 500 future contracts and U.S. Treasury futures contracts to hedge the market volatility of these riders, the Company has also entered into a reinsurance treaty (“GMWB reinsurance contract”) during 2007 with an authorized third party reinsurer to minimize the claim exposure and the volatility to net income associated with the GMWB riders. The reinsurance contract obligates the reinsurer to reimburse GIAC for 90% of its claims resulting from GMWB business. The reinsurance treaty does not cover new GMWB riders entered into beginning January 1, 2009. The reinsurance treaty is also considered to be a derivative instrument. The contract is carried at fair value and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheet. The change in the fair value of the GMWB reinsurance contract is included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The following table provides a summary of the notional amount, fair value and net realized gain or loss on derivative instruments held by the Company as of December 31, 2009 and 2008.

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2009		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$(33)	$—	$(35)	$(32)
GMWB Direct (includes reinsurance assets)	—	41	34	154
GMWB Ceded	—	31	—	(110)

Total Derivatives	$(33)	$72	$(1)	$12

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(continued)

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2008		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$108	$115	$—	$17
GMWB Direct	—	—	214	(131)
GMWB Ceded	—	183	—	118

Total Derivatives	$108	$298	$214	$4

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and are subject to repurchase. As of December 31, 2009, there are no such assets. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2009	2008	2007
	(In millions)
Bonds	$93	$93	$91
Affiliated mutual funds and trading securities	2	1	1
Policy loans	6	6	5
Cash and cash equivalents	—	4	16
Other	1	1	—

Gross investment income	102	105	113
Less: investment expenses	(4)	(3)	(3)

Net investment income	$98	$102	$110

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2009	2008	2007
	(In millions)
Bonds	$(3)	$(24)	$1
Preferred Stocks	(1)	—	—
Futures	(32)	17	—
Affiliated mutual funds and trading securities	(4)	(12)	8
Derivatives	60	(27)	—
Other	—	2	(3)

Net realized gains (losses) on investments	$20	$(44)	$6

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $2 million, $8 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively. These losses were all credit related.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated other comprehensive income (loss), net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income (loss), net of tax” in earlier periods.

The amounts for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$5	$(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	(112)	39	29	(45)
Net unrealized investments gains (losses) on investments arising during period	193	—	(68)	125
Reclassification adjustments for losses included in net income	(10)	—	4	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(77)	27	(50)

Balance, December 31, 2009	$71	$(38)	$(8)	$24

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of this guidance does not require any new fair value measurements and did not result in a change in how the Company values its assets or liabilities.

During 2008 the FASB issued new accounting guidance to further clarify existing guidance on the measurement and disclosure of fair value. Effective January 1, 2008, a scope exception for lease classification and measurement for leases accounted for under existing authoritative was enacted. The application of this guidance had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected to adopt provisions which allowed an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. Beginning on January 1, 2009, the Company fully implemented the guidance previously deferred pertaining to non-financial assets and liabilities. The implementation of this guidance in 2009 did not have an impact on the Company’s financial statements as no impairments to non-financial assets were recorded and the Company does not otherwise carry any of its non-financial assets or liabilities at fair value.

Effective September 30, 2008, the Company applied guidance issued by the FASB which provided criteria for how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this guidance did not have a material impact on the Company’s financial statements.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. The implementation of this guidance did not have an impact on the Company’s financial statements.

In September 2009, the FASB issued an update that provides amendments to the guidance for the fair value measurement of investments in certain entities that calculate net asset value per share or its equivalent. The amendments allow a company to measure the fair value of certain investments on the basis of their net asset value per share. The adoption of this guidance did not impact the amounts reported on the face of these financial statements but did change how they are disclosed in this note as described below under Separate Account Assets.

As of January 1, 2008, the Company also adopted guidance that provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in net income in the current reporting period. The adoption of this guidance did not impact the consolidated financial statements, as the Company did not elect to fair value any additional financial instruments during 2008 or 2009. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market

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information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities, common stocks, derivative instruments traded on an exchange and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, common stocks that are not actively traded, preferred stocks, certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and non-registered collective investments funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

The following table summarizes changes to the Company’s financial instruments carried at fair value hierarchy levels for the years ending December 31, 2009 and 2008.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$11	$—	$—	$11	$11
Special Revenue	—	18	—	18	18
State Territories	—	7	—	7	7
Industrial and Miscellaneous	—	1,736	68	1,804	1,804

Total Bonds	11	1,761	68	1,840	1,840
Preferred stocks and affiliated mutual funds	20	1	4	25	25
Trading securities	3	—	—	3	3
Derivative instruments	—	—	72	72	72
Separate account assets	6,488	504	—	6,992	6,992

Total Assets	$6,522	$2,266	$144	$8,932	$8,932

Liabilities
Derivative instruments	$—	$—	$34	$34	$34

Total Liabilities	$—	$—	$34	$34	$34

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December 31, 2008	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$5	$—	$—	$5	$5
All other Government	—	7	—	7	7
Special Revenue	—	7	—	7	7
Public Utilities	—	221	—	221	221
Industrial and Miscellaneous	—	1,323	47	1,370	1,370

Total Bonds	5	1,558	47	1,610	1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, noncontrolling interest in affiliated mutual funds, trading securities and preferred stocks are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments. Consolidated mutual funds are valued based on the underlying holdings of the respective mutual funds.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vender, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include

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Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using observable inputs are considered to be a Level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a Level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under GAAP. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under GAAP. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the bonds, affiliated mutual funds, trading securities and preferred stocks section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, annuitization and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as Level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets as of December 31, 2009 is based on observable market inputs of the registered mutual funds as published on recognized market exchanges and not the underlying holdings of the respective registered mutual funds as disclosed in 2008. The Company’s management reviews each mutual fund liquidity in order to determine the level those investments should be reported. As of December 31, 2009, the level of trading activities pertaining to the Separate Accounts registered mutual funds investments has not significantly decreased. As such, the adoption of this guidance does not impact the Separate Accounts investment Level categories. Generally, actively traded registered mutual funds investments by the fund are considered a (Level 1), non-registered collective investments funds by the fund that have no redemption restrictions or fees associated with it and are open to new investors are considered a (Level 2) and all other types of investments made by the fund that do not meet the criteria of Level 1 or 2 are reported as a (Level 3). As of December 31, 2009, none of the Separate Accounts investments are considered Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy for the years ending December 31, 2009 and 2008.

December 31, 2009	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$47	$—	$5	$(4)	$20	$68	$—

Total Bonds	47	—	5	(4)	20	68	—
Preferred stocks and affiliated mutual funds	—	—	—	—	4	4
Derivative instruments	183	(110)	—	(1)	—	72	—
Separate account assets	12	—	—	—	(12)	—	—

Total Assets	$242	$(110)	$5	$(5)	$12	$144	$—

Liabilities
Derivative instruments	214	(154)	—	(26)	—	34	—

Total Liabilities	214	(154)	—	(26)	—	34	—

Total net	$28	$44	$5	$21	$12	$110	$—

Net transfers into/ (out of) Level 3 during 2009 consist primarily of private placement securities that are part of the Industrial and Miscellaneous line in the above table. The fair value for certain private placement securities rely on broker quotes (Level 3).

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(continued)

December 31, 2008	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$151	$(7)	$—	$(18)	$(79)	$47	$—

Total Bonds	151	(7)	—	(18)	(79)	47	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

Net transfers into/ (out of) Level 3 during 2008 consist primarily of private placements that are part of the Industrial and Miscellaneous line in the above table. The fair value of these securities was previously determined by using strictly broker quotes (Level 3). Beginning in the fourth quarter 2008, the fair value of these securities was determined by use of a pricing matrix which contained both observable and unobservable inputs resulting in some of these securities being categorized as Level 2.

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2009	2008
	(In millions)
Balance, beginning of year	$349	$359
Capitalization of deferrable expenses	77	44
Amortization	(75)	(119)
Derivative hedging	(5)	—
Change in unrealized investment (gains) losses, net	(77)	40
Interest on DAC	24	25

Balance, end of year	$293	$349

During 2009, the Company refined the modeling assumptions related to the guaranteed living benefits riders, maintenance expenses and lapses. Additionally, in 2009 the Company refined the calculation of unrealized gains or losses on investments which impacts the actual margins used for DAC amortization. The net impact of these refinements, which were change in estimates, was a $21 million decrease in DAC.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2008, the Company refined the mean reversion policy in light of the market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC decreased by $77 million and increased by $40 million due to the decrease and increase in unrealized gains and losses in 2009 and 2008, respectively.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31, were as follows:

	2009	2008
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$460	$490

Future policy benefits	460	490

Policyholders’ account balances
Individual annuities	1,180	1,336
Group annuities	92	84
Variable life	149	126

Policyholders’ account balances	1,421	1,546

Total future policy benefits and policyholders’ account balances	$1,881	$2,036

Separate account liabilities
Individual annuities	$4,656	$3,435
Group annuities	1,874	1,551
Variable life	462	400

Total separate account liabilities	$6,992	$5,386

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments

Immediate annuites without life contingency fixed	None	Statutory Type C (elective) or A (nonelective) Interest Rates without Future Interest Guarantees and Cash Settlement Options (4.50%-7.00%)	The greatest present value of the future guaranteed benefits as described in Actuarial Guidelines 33

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2009 or 2008.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

B-69

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.00% to 6.00%	Declining to zero over 4 to 7 years.

Group annuities	1.50% to 4.95%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.

Variable life	3.30% to 4.10%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2009 and 2008 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2009			2008
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,263	$288	62	$4,006	$791	62
GMIB	117	29	57	97	50	57
GMAB	68	—	62	67	—	61
GMWB	1,858	165	60	827	282	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $5 million and $10 million as of December 31, 2009 and 2008, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

B-70

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $(1) million and $4 million in 2009, $11 million and $3 million in 2008 and $1 million and $2 million in 2007, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce was $1 million as of December 31, 2009 and $1 million as of December 31, 2008 and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $68 million as of December 31, 2009 compared to $67 million at December 31, 2008. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB for the years ended December 31, 2009 or 2008.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce were $3 million and $4 million as of December 31, 2009 and 2008, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB for the years ended December 31, 2009 or 2008.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under GAAP accounting for Derivative Instruments and Hedging Activities, which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

B-71

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2009:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 500 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The NASDAQ volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 25%.

•	The swap curve as of the last day of the quarter is used.

•	89% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2009 and 2008, the derivative liability is $34 million and $214 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The derivative liability relates to annuities with an account value of $1,858 million and $827 million and a GWB of $2,003 million and $1,109 million at December 31, 2009 and 2008, respectively.

Changes in the fair value of the derivative liability resulted in gains amounting to $180 million and losses amounting to $201 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for 100% of the reinsurance recoverable at December 31, 2009 and 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. For the years ended December 31, 2009, 2008 or 2007, there were no balances in the short-duration contracts.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2009	2008	2007
	(In millions)
Long-duration contracts
Direct premiums	$84	$64	$67
Reinsurance assumed	—	—	2
Reinsurance ceded	(75)	(57)	(65)

Premiums	$9	$7	$4

B-72

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable related to long-duration contracts of $36 million and $26 million are recorded in “Reinsurance recoverable and other assets” in the Company’s Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under GAAP, which is carried at fair value and reported in “Reinsurance recoverable and other assets.” As of December 31, 2009 and 2008, this reinsurance asset was reported at $1 million and $3 million, respectively. Changes in the fair value of derivative resulted in losses of $2 million and $3 million at December 31, 2009 and 2008, respectively, and are recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. This agreement does not cover new business effective January 1, 2009. The reinsurance recoverable related to the GMWB, in the amount of $31 million and $183 million at December 31, 2009 and 2008, represents an embedded derivative which is carried at fair value and reported in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $152 million and $171 million for the years ended December 31, 2009 and 2008, are recorded in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statements of Income and Comprehensive Income was as follows:

	2009	2008	2007
	(In millions)
Federal income tax expense (benefit):
Current tax	$(2)	$(28)	$3
Deferred tax	11	(23)	(5)

Total	$9	$(51)	$(2)

The components of the net deferred tax asset/ (liability) as of December 31, 2009 and 2008 were as follows:

	2009	2008
	(In millions)
Deferred tax assets:
Separate account allowances	$45	$12
DAC Proxy	17	19
Investments	—	34
Other	3	10
Reserves	9	13

Gross deferred tax assets	74	88

Deferred tax liabilities:
Investments	4	—
DAC	128	97

Gross deferred tax liabilities	132	97

Net deferred tax liability	$58	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-73

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2009 and December 31, 2008 the Company recorded a current income tax payable of $8 million, and a current income tax receivable of $14 million, respectively, which are included in “Current income tax payable” and “Current income tax receivable”, respectively, in the accompanying Consolidated Balance Sheet.

At December 31, 2009, the Company had $4 million in unused capital loss carryforwards which will expire in 2014.

The Company’s income tax expense (benefit) differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2009	2008	2007
	(In millions)
Expected taxes on pre-tax income (loss)	$13	$(52)	$4
Permanent adjustments:
Dividends received deduction	(4)	(12)	(9)
Contingent tax reserves	(1)	14	4
Return to provision	2	(2)	—
Other	(1)	1	(1)

Total income tax expense (benefit)	$9	$(51)	$(2)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2009	2008
Balance, January 1.	$18	$9
Additions for tax positions of the current year	6	1
Additions for tax positions of prior years	—	11
Reductions for tax positions of prior years for:
Changes in judgement	(2)	—
Lapses of applicable statute of limitations	—	(3)

Balance, December 31.	$22	$18

As of December 31, 2009, the Company had $24 million of unrecognized tax benefits and related interest expense. Included in this balance is $15 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the year ending December 31, 2009, and year ending December 31, 2008, the Company recognized approximately $1 and ($3) million in interest and penalties. The Company has approximately $2 and $1 million accrued for payment of interest and penalties at December 31, 2009, and December 31, 2008, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

B-74

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2009, the maximum amount of dividends the Company could pay The Guardian in 2010 without prior approval from the state insurance regulatory authorities was $24 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income (loss), as filed with the Delaware Department of Insurance, was $10 million, ($35) million and $20 million for years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus, as filed, at December 31, 2009 and December 31, 2008 was $236 million and $212 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $136 million, $132 million and $129 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $20 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,682 million and $2,205 million as of December 31, 2009 and 2008, respectively.

The Company also maintains investments in RS mutual funds in the amount of $21 million and $17 million at December 31, 2009 and 2008, respectively, of which, $20 million and $1 million are recorded in “Affiliated mutual funds” and $1 million and $16 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2009, the Company sold shares in RS Funds with a cost basis of $8 million resulting in a realized loss of $4 million. The Company also invested $9 million in RS Funds during 2009.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2009 or 2008.

Certain employee benefits plans of The Guardian had assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, one contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement. As of December 31, 2008, the Company no longer has The Guardian’s employees benefits plans invested assets in GIAC separate accounts under group annuity contracts. Service fees were not charged on separate account assets for the years ended December 31, 2009 or 2008 under these contracts. During 2009, GIAC dissolved these separate accounts.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2008 and received in 2009. There was no additional paid in capital recorded in 2009.

B-75

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2009, 2008 and 2007 such fee income amounted to $3 million, $3 million and $3 million, which is reflected in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million, and $1 million is receivable and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, which is recorded in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.2 million and $0.2 million are included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS had been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleged that the Company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In 2009, these proceedings were settled by The Guardian, therefore, PAS was released from any present and future liabilities. As a result, “Other operating costs and expenses” were favorably impacted by $24 million through the reversal of the litigation reserve included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008.

13.  SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

B-76

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2010

B-77

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements are included in Part B:

(1)	The Guardian Separate Account D:

Statement of Assets and Liabilities as of December 31, 2009

Statement of Operations for the Year Ended December 31, 2009

Statements of Changes in Net Assets for the Two Years Ended December 31, 2009 and 2008

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2009 and 2008

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2009, 2008 and 2007

Consolidated Statements of Changes in Stockholder’s Equity for the Three Years Ended December 31, 2009, 2008 and 2007

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2009, 2008 and 2007

Notes to Statutory Basis Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account D (1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended (1)

(b) Form of Broker-Dealer Supervisory and Service Agreement (1)

4	Specimen of Variable Annuity Contract (1)

5	Form of Application for Variable Annuity Contract (1)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended (1)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc. (1)

7	Automatic Indemnity Reinsurance Agreement between The Guardian Insurance & Annuity Company, Inc. and The Guardian Life Insurance Company of America, as amended (1)

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (1)

9	Opinion and Consent of Counsel (1)

10	Consent of PricewaterhouseCoopers LLP (2)

11	Not Applicable

12	Not Applicable

13	Powers of Attorney executed by a majority of the Board of Directors and principal officers of The Guardian Insurance & Annuity Company, Inc. Powers of Attorney for D. Scott Dolfi, K. Rone Baldwin, Robert E. Broatch, Joseph A. Caruso and Margaret W. Skinner (2)

1.	Incorporated by reference to the Registration Statement on Form N-4 (Reg. 33-31755), as previously filed on April 24, 1998.
2.	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and principal officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	Director & President
K. Rone Baldwin	Director
Robert E. Broatch	Director
Joseph A. Caruso	Director & Senior Vice President & Associate Corporate Secretary
Margaret W. Skinner	Director & Executive Vice President, Individual Products Distribution
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Michael B. Cefole	Senior Vice President, Chief Financial Officer, Retirement Solutions
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Dennis P. Mosticchio	Senior Vice President, Group Retirement Solutions
Richard T. Potter, Jr.	Senior Vice President & Counsel
Gordon Bailey	Vice President & Controller
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Douglas Dubitsky	Vice President, Product Management
Michael Slipowitz	Vice President & Chief Actuary, Retirement Solutions
John H. Walter	Vice President & Director of Finance
Leslie A. Barbi	Managing Director, Fixed Income Investments
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director, Private Placements
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following entities at the left margin set forth the entities directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 1, 2010. Those entities which are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	72.64%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100% (being dissolved)
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV .com	Delaware	100%
S de V Com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%

First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
RS Floating Rate Fund	Massachusetts	100%
RS High Yield Bond Fund	Massachusetts	70.10%
RS High Yield Bond VIP Series	Massachusetts	38.07%
RS High Yield Municipal Bond Fund	Massachusetts	100%
RS International Growth Fund	Massachusetts	14.62%
RS Low Duration Bond VIP Series	Massachusetts	13.33%
RS Partners VIP Series	Massachusetts	26.47%
RS S&P 500 Index Fund	Massachusetts	22.22%
RS Small Cap Growth VIP Series	Massachusetts	25.29%
RS Strategic Income Fund	Massachusetts	100%
RS Tax-Exempt Fund	Massachusetts	24.70%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of March 1, 2010:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of March 1, 2010
Individual (Non-Qualified)	8,638
Individual (Qualified)	15,085

Total	23,723

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	Manager & President
K. Rone Baldwin	Manager
Robert E. Broatch	Manager
Joseph A. Caruso	Manager & Senior Vice President & Associate Corporate Secretary
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer,Equity Administration
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
James Tracy	Vice President, Investment Research Group
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

None.

Item 32.	Undertakings

(a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b) The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account D, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 30th day of April, 2010.

The Guardian Separate Account D
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. SCOTT DOLFI* D. Scott Dolfi (Principal Executive Officer)	President and Director

/s/ MICHAEL B. CEFOLE Michael B. Cefole (Principal Financial Officer)	Senior Vice President, Chief Financial Officer, Retirement Solutions

/s/ K. RONE BALDWIN* K. Rone Baldwin	Director

/s/ ROBERT E. BROATCH*	Director
Robert E. Broatch

/s/ JOSEPH A. CARUSO* Joseph A. Caruso	Senior Vice President, Associate Corporate Secretary and Director

/s/ MARGARET W. SKINNER* Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director

By	/s/ RICHARD T. POTTER, JR. Richard T. Potter, Jr.	Date: April 30, 2010
Senior Vice President and Counsel

*	Pursuant to a Power of Attorney filed herewith.

Exhibit Index

Number	Description
10(a)	Consent of PricewaterhouseCoopers LLP

13	Powers of Attorney